As filed with the Securities and Exchange Commission on May 13, 1998.

                                                   Registration No. 333-39955
                                                   Registration No. 811-8475
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

           Registration Statement Under the Securities Act of 1933 X
                         Pre-Effective Amendment No. 1
                        Post-Effective Amendment No.



        Registration Statement Under the Investment Company Act of 1940
                                Amendment No. 1


                                ---------------
                      GE Capital Life Separate Account II
                          (Exact Name of Registrant)



                 GE Capital Life Assurance Company of New York
                              (Name of Depositor)
                          125 Park Avenue, 6th Floor
                         New York, New York 10017-5529
             (Address of Depositor's Principal Executive Offices)
                 Depositor's Telephone Number: (212) 672-4400


                                Scott A. Curtis
                 GE Capital Life Assurance Company of New York
                          125 Park Avenue, 6th Floor
                         New York, New York 10017-5529
                    (Name and address of Agent for Service)


                                   Copy to:
                           Stephen E. Roth, Esquire
                       Sutherland, Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2415


                 Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of the Registration Statement


                     Title of Securities Being Registered:
                     Interests in a Separate Account under
                      Flexible Premium Deferred Variable
                               Annuity Policies


The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                             CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481

     Showing Location in Part A (Prospectus) Part B (Statement of Additional Information) and Part C (Other Information) of Registration Statement of Information Required by Form N-4

PART A


                      Item of Form N-4                         Prospectus Caption
------------------------------------------------------------   ------------------------------------------------------
   1.     Cover Page ..                                        Cover Page
   2.     Definitions ..                                       Definitions
   3.     Synopsis ..                                          Summary, Fee Table
   4.     Condensed Financial Information ..                   Condensed Financial Information; Total Return and
                                                               Yield
   5.     General ..
          (a) Depositor ..                                     GE Capital Life Assurance Company of New York
          (b) Registrant ..                                    Separate Account II
          (c) Portfolio Company ..                             The Funds
          (d) Fund Prospectus ..                               The Funds
          (e) Voting Rights ..                                 Voting Rights and Reports
          (f) Administrators ..                                N/A
   6.     Deductions and Expenses
          (a) General ..                                       Charges and Deductions; Summary
          (b) Sales Load % ..                                  Surrender Charges; Summary
          (c) Special Purchase Plan ..                         N/A
          (d) Commissions ..                                   Distribution of the Policies
          (e) Expenses-Registrant ..                           Charges and Deductions; Summary
          (f) Fund Expenses ..                                 The Funds; Fund Charges
          (g) Organizational Expenses ..                       N/A
   7.     Policies
          (a) Persons with Rights ..                           Summary; The Policy; Distribution of the Policies;
                                                               Income Payments; Voting Rights and Reports; (SAI)
                                                               General Provisions
          (b) (i) Allocation of Purchase Payments ..           Allocating Premium Payments
            (ii) Transfers ..                                  Transfers; Transfer Charges
            (iii) Exchanges ..                                 N/A
          (c) Changes ..                                       Additions, Deletions or Substitutions of Investments;
                                                               Changes by the Owner
          (d) Inquiries ..                                     Cover page; Summary; (SAI) Written Notice
   8.     Annuity Period ..                                    Income Payments; Transfers; (SAI) Transfer of
                                                               Annuity Units
   9.     Death Benefit ..                                     Death Provisions; Death Benefit; Payment of Benefits
  10.     Purchases and Policy Value
          (a) Purchases ..                                     Purchasing a Policy; Accumulation of Account Value;
                                                               Value of Accumulation Units
          (b) Valuation ..                                     Value of Accumulation Units
          (c) Daily Calculation ..                             Value of Accumulation Units
          (d) Underwriter ..                                   Distribution of the Policies
  11.     Redemptions
          (a) By Owners ..                                     Surrenders
             By Annuitant ..                                   Optional Payment Plans
          (b) Texas ORP ..                                     N/A
          (c) Check Delay ..                                   Payment Under The Policies
          (d) Lapse ..                                         N/A
          (e) Free Look ..                                     Canceling a Policy (Refund Privilege)
  12.     Taxes ..                                             Federal Tax Matters
  13.     Legal Proceedings ..                                 Legal Proceedings
  14.     Table of Contents for the Statement of Additional
          Information ..                                       Statement of Additional Information Table of Contents

PART B



                 Item of Form N-4                     Prospectus Caption
---------------------------------------------------   -----------------------------------------------------
  15.     Cover Page ..                               Cover Page
  16.     Table of Contents ..                        Table of Contents
  17.     General Information and History ..          GE Capital Life Assurance Company of New York
  18.     Services
          (a) Fees and Expenses of Registrant ..      N/A
          (b) Management Policies ..                  N/A
          (c) Custodian ..                            N/A
          Independent Public Accountant ..            Experts
          (d) Assets of Registrant . ..               N/A
          (e) Affiliated Persons ..                   N/A
          (f) Principal Underwriter ..                (SAI) Transfer of Annuity Units; Distribution of the
                                                      Policies
  19.     Purchase of Securities Being Offered ..     (Prospectus) Distribution of the Policies
          Offering Sales Load ..                      N/A
  20.     Underwriters ..                             (Prospectus) Distribution of the Policies
  21.     Calculation of Performance Data ..          Calculation of Performance Data; (Prospectus) Total
                                                      Return and Yields
  22.     Annuity Payments ..                         (Prospectus) Income Payments
  23.     Financial Statements ..                     Financial Statements

PART C -- OTHER INFORMATION



                    Item of Form N-4                        Prospectus Caption
---------------------------------------------------------   ----------------------------------------------------
  24.     Financial Statements and Exhibits ..              Financial Statements and Exhibits
          (a) Financial Statements ..                       Financial Statements
          (b) Exhibits ..                                   Exhibits
  25.     Directors and Officers of the Depositor ..        Directors and Officers of GE Capital Life
  26.     Persons Controlled By or Under Common Control     Persons Controlled By or In Common Control with the
          with the Depositor or Registrant ..               Depositor or Registrant
  27.     Number of Policy Owners ..                        Number of Policy Owners
  28.     Indemnification ..                                Indemnification
  29.     Principal Underwriters ..                         Principal Underwriters
  30.     Location of Accounts and Records ..               Location of Accounts and Records
  31.     Management Services ..                            Management Services
  32.     Undertakings ..                                   Undertakings
          Signature Page ..                                 Signatures

                                  PROSPECTUS


               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY POLICY

                                  offered by

                      GE CAPITAL LIFE SEPARATE ACCOUNT II
                                      and
                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK
           125 Park Avenue, 6th Floor, New York, New York 10017-5529
                                (212) 672-4400
                       Variable Annuity Service Center:
                            6610 West Broad Street
                              Richmond, VA 23230
                                 (800) 313-5282

--------------------------------------------------------------------------------
     This Prospectus describes a flexible premium deferred variable annuity policy (the "Policy") offered by GE Capital Life Assurance
Company of New York ("GE Capital Life" or the "Company"). The Policy provides for the accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. The Policy may be used in connection with retirement plans, including plans that qualify for favorable federal income tax treatment under the Internal Revenue Code.

     The Owner may allocate Premium Payments and transfer Account Value to one or more of the Investment Subdivision(s) of GE Capital Life Separate Account II (the "Separate Account") and to the Guarantee Account. Assets of each Investment Subdivision of the Separate Account are invested solely in a designated investment portfolio that is part of a series-type mutual fund (each a "Fund"). Currently, there are ten such Funds with 37 portfolios available under this Policy. The Funds and their currently available portfolios are listed on the following page. This Prospectus must be read along with the current prospectuses for the Funds.

     Assets allocated or transferred to the Guarantee Account are guaranteed a minimum rate of interest for a specified period of time.

     This Prospectus sets forth the basic information that a prospective investor should know before investing. A Statement of Additional Information containing more detailed information about the Policy and the Separate Account is available free of charge by writing or calling us at our Variable Annuity Service Center at the address or telephone number listed above. The Statement of Additional Information has the same date as this Prospectus, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus.

   Please read this Prospectus carefully and retain it for future reference

INVESTMENTS IN THE POLICIES AND SHARES OF THE FUNDS ARE NOT DEPOSITS WITH, OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND SUCH INVESTMENTS AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTING IN THE POLICY
    INVOLVES CERTAIN RISKS, INCLUDING THE RISK OF LOSS OF PREMIUM PAYMENTS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
 AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE
 ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 June   , 1998

                                FUNDS AVAILABLE

Janus Aspen Series
Growth Portfolio, Aggressive Growth Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio, Capital Appreciation Portfolio


Variable Insurance Products Fund
Equity-Income Portfolio, Overseas Portfolio, Growth Portfolio


Variable Insurance Products Fund II
Asset Manager Portfolio, Contrafund Portfolio


Variable Insurance Products Fund III
Growth & Income Portfolio, Growth Opportunities Portfolio


GE Investments Funds, Inc.
S&P 500 Index Fund, Money Market Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund, Global Income Fund, Value Equity Fund, Income Fund, U.S. Equity Fund


Oppenheimer Variable Account Funds
Bond Fund, Aggressive Growth Fund, Growth Fund, High Income Fund,
Multiple Strategies Fund


Federated Insurance Series
American Leaders Fund II, Utility Fund II, High Income Bond Fund II


The Alger American Fund
Growth Portfolio, Small Capitalization Portfolio


PBHG Insurance Series Fund, Inc.
PBHG Growth II Portfolio, PBHG Large Cap Growth Portfolio


Goldman Sachs Variable Insurance Trust
Mid Cap Equity Fund, Growth & Income Fund

                               TABLE OF CONTENTS


                                                   Page
                                                  -----
DEFINITIONS                                        4
FEE TABLE                                          5
EXAMPLES                                           8
SUMMARY                                           10
CONDENSED FINANCIAL INFORMATION                   11
GE CAPITAL LIFE AND THE SEPARATE
   ACCOUNT                                        12
   GE Capital Life                                12
   IMSA Disclosure                                12
   The Separate Account                           12
     Additions, Deletions, or Substitutions of
        Investments                               12
THE FUNDS
   Janus Aspen Series                             13
   Variable Insurance Products Fund               14
   Variable Insurance Products Fund II            14
   Variable Insurance Products Fund III           14
   GE Investments Funds, Inc.                     14
   Oppenheimer Variable Account Funds             15
   Federated Insurance Series                     16
   The Alger American Fund                        16
   PBHG Insurance Series Fund, Inc.               16
   Goldman Sachs Variable Insurance Trust         17
THE POLICY                                        18
   Purchasing a Policy                            18
   Canceling the Policy (Refund Privilege)        18
   Allocating Premium Payments                    18
   Accumulation of Account Value                  19
   Value of Accumulation Units                    19
   Transfers                                      20
   Dollar-Cost Averaging                          21
   Portfolio Rebalancing                          21
   Surrenders                                     22
   Systematic Withdrawals                         22
   Death Provisions                               23
CHARGES AND DEDUCTIONS                            25
   Surrender Charges                              25
   Mortality and Expense Risk Charge              26
   Administrative Expense Charge                  26


                                                  Page
                                                  -----
   Annual Policy Maintenance Charge               26
   Tax Charges                                    26
   Fund Charges                                   27
INCOME PAYMENTS                                   27
   Income Payments                                27
   Determination of Income Payments               27
   Optional Payment Plans                         27
TOTAL RETURN AND YIELDS                           29
FEDERAL TAX MATTERS                               30
   Introduction                                   30
   Non-Qualified Policies                         31
   Qualified Policies                             33
   IRA Policies                                   33
   Roth IRAs                                      34
   Simplified Employee Pension Plans              36
   SIMPLE IRAs                                    36
   Section 403(b) Annuities                       36
   Deferred Compensation Plans of State And
     Local Government and Tax-Exempt
     Organizations                                37
   Other Qualified Retirement Plans               37
   Legal and Tax Advice for Qualified Plans       37
   Direct Rollover and Mandatory Withholding
     Requirements                                 37
   Federal Income Tax Withholding                 38
GENERAL INFORMATION                               38
   The Owner                                      38
   The Annuitant                                  38
   The Beneficiary                                38
   Changes By the Owner                           38
   Evidence of Death, Age, Gender or Survival     38
   Payment under the Policies                     39
   Distribution of the Policies                   39
   Voting Rights and Reports                      39
   Year 2000 Compliance                           40
   Legal Proceedings                              40
STATEMENT OF ADDITIONAL
   INFORMATION TABLE OF CONTENTS                  41

                                  DEFINITIONS

     Account Value -- The value of the Policy equal to the account value allocated to the Investment Subdivisions of the Separate Account and any Guarantee Account.

     Accumulation Unit -- An accounting unit of measure used to calculate the Account Value prior to the Maturity Date.

     Additional Premium Payment -- Any Premium Payment made after the initial Premium Payment.

     Annuitant -- The person named in the Policy whose age (and gender where appropriate) are used to determine Income Payments.

     Annuity Unit -- An accounting unit of measure used on or after the Maturity Date to calculate the amount of the second and each subsequent Variable Income Payment.

     Business Day -- Any day that the New York Stock Exchange is open for business and any other day in which there is a material change in the value of the assets in the Separate Account.

     Code -- The Internal Revenue Code of 1986, as amended.

     Death Benefit -- The death benefit provided under a Policy upon the death of an Annuitant before Income Payments begin.

     Designated Beneficiary(ies) -- The person(s) designated in the Policy who is (are) alive (or in existence for non-natural designations) on the date of death of an Owner, Joint Owner, or Annuitant and who will be treated as the sole owner of this Policy following such a death should an Owner, Joint Owner or Annuitant die before income payments begin and while the Policy is in force.


     Due Proof of Death -- Proof of death that is satisfactory to GE Capital Life. Such proof may consist of the following if acceptable to GE Capital Life: (a) a certified copy of the death certificate; or (b) a certified copy of the decree of a court of competent jurisdiction as to the finding of death.

     Fixed Income Payments -- Income Payments that are fixed in amount.

     Funds -- The mutual funds designated in this Prospectus as eligible investments for the Separate Account.

     General Account -- The assets of GE Capital Life that are not segregated in any of the separate investment accounts of GE Capital Life.

     Guarantee Account -- The Guarantee Account is a separate investment account of GE Capital Life under state insurance law (but not under federal securities laws) into which Premium Payments may be allocated or Account Value may be transferred.

     Home Office -- The principal offices of GE Capital Life Assurance Company of New York at 125 Park Avenue, 6th Floor, New York, New York 10017-5529.

     Income Payment -- One of a series of payments made under one of the Optional Payment Plans.

     Investment Subdivision -- A subdivision of the Separate Account, each of which invests exclusively in shares of a designated portfolio of one of the Funds.

     IRA Policy -- An individual retirement annuity Policy that receives favorable federal income tax treatment under Section 408 of the Code.

     Joint Owner -- Joint Owners own the Policy equally. If one Joint Owner dies, the surviving Joint Owner has a right of survivorship to the Policy.

     Maturity Date -- The date stated in the Policy on which Income Payments are scheduled to commence, if the Annuitant is living on that date.

     Maturity Value -- The Surrender Value of the Policy on the day immediately preceding the Maturity Date.

     Net Investment Factor -- An index applied to measure the investment performance of an Investment Subdivision from the beginning of a Valuation Period to the end of that same Valuation Period.

     Non-Qualified Policy -- Policies not sold or used in connection with retirement plans receiving favorable federal income tax treatment under the Code.

     Owner -- The person or persons (in the case of Joint Owners) entitled to receive Income Payments after the Maturity Date. The Owner is also entitled to the ownership rights stated in the Policy during the lifetime of the Annuitant. The original Owner is named in the Policy. As used in this Prospectus, the words "you" and "your" shall refer to the Owner.

     Policy -- The flexible premium deferred variable annuity policy issued by GE Capital Life and described in this Prospectus. The term "Policy" or "Policies" includes the Policy described in this Prospectus, a Policy application, any supplemental applications, any endorsements and riders.

     Policy Date -- The date on which the Policy goes into effect. The Policy Date is shown in the Policy and is used to measure Policy years and Policy anniversaries.

     Premium Payment(s) -- An amount paid to GE Capital Life by the Owner or on the Owner's behalf as consideration for the benefits provided by the Policy.

     Qualified Policies -- Policies used in connection with retirement plans which receive favorable federal income tax treatment under the Code.

     Separate Account -- GE Capital Life Separate Account II.

     Surrender Value -- The Account Value less any applicable surrender charge.


     Valuation Period -- The period between the close of business on a Business Day and the close of business on the next succeeding Business Day.

     Variable Annuity Service Center -- The office to which all written and telephone inquiries concerning the Policy or the Funds should be made: 6610 West Broad Street, Richmond, VA 23230, 1-800-313-5282.

     Variable Income Payments -- Payments made pursuant to an Optional Payment Plan where such payments fluctuate based on the investment performance of Investment Subdivisions selected by the Owner.


                                   FEE TABLE



   Owner Transaction Expenses:
    Sales Charge on Premium Payments ....................................................    None
    Maximum Surrender Charge (Contingent Deferred Sales Charge) as a percentage of amount
      surrendered .......................................................................     6.00%
    Other surrender fees ................................................................    None
    Transfer charge:
    First transfer each month ...........................................................    None
    Subsequent transfers (each) .........................................................  $ 10.00
   Account Annual Expenses:
    (as a percentage of account value) ..................................................
    Mortality and Expense Risk Charge ...................................................     1.25%
    Administrative Expense Charge .......................................................     0.15%
    Total Annual Expenses ...............................................................     1.40%
   Other Annual Expenses:
    Annual Policy Maintenance Charge ....................................................  $ 25.00

     In addition, the amount of any state and local taxes levied by any government entity on Premium Payments may be deducted from Account Value when such taxes are incurred. GE Capital Life reserves the right to defer the collection of this charge and to deduct it against your Account Value on the surrender of your Policy or on application of Account Value to provide Income Payments. GE Capital Life refers to this as the premium payment tax charge.

      Fund Annual Expenses (as a percentage of average daily net assets):




                                                             Management Fees          Other Expenses
                                                            (after fee waiver     (after reimbursement-     Total Annual
Fund                                                          as applicable           as applicable)          Expenses
--------------------------------------------------------   -------------------   -----------------------   -------------
Janus Aspen Series:
 Growth Portfolio ......................................           0.65%                   0.05%                0.70%
 Aggressive Growth Portfolio ...........................           0.73%                   0.03%                0.76%
 International Growth Portfolio ........................           0.67%                   0.29%                0.96%
 Worldwide Growth Portfolio ............................           0.66%                   0.08%                0.74%
 Balanced Portfolio ....................................           0.76%                   0.07%                0.83%
 lexible Income Portfolio ..............................           0.65%                   0.10%                0.75%
 Capital Appreciation Portfolio ........................           0.23%                   1.03%                1.26%
Variable Insurance Products Fund: *
 Equity-Income Portfolio ...............................           0.50%                   0.08%                0.58%
 Overseas Portfolio ....................................           0.75%                   0.17%                0.92%
 Growth Portfolio ......................................           0.60%                   0.09%                0.69%
Variable Insurance Products Fund II: *
 Asset Manager Portfolio ...............................           0.55%                   0.10%                0.65%
 Contrafund Portfolio ..................................           0.60%                   0.11%                0.71%
Variable Insurance Products Fund III: *
 Growth and Income Portfolio ...........................           0.49%                   0.21%                0.70%
 Growth Opportunities Portfolio ........................           0.60%                   0.14%                0.74%
GE Investments Funds, Inc.:
 S&P 500 Index Fund ....................................           0.34%                   0.12%                0.46%
 Money Market Fund .....................................           0.20%                   0.12%                0.32%
 Total Return Fund .....................................           0.50%                   0.15%                0.65%
 International Equity Fund .............................           0.98%                   0.36%                1.34%
 Real Estate Securities Fund ...........................           0.83%                   0.12%                0.95%
 Global Income Fund ....................................           0.40%                   0.17%                0.57%
 Value Equity Fund .....................................           0.37%                   0.09%                0.46%
 Income Fund ...........................................           0.42%                   0.17%                0.59%
 U.S. Equity Fund ......................................           0.55%                   0.25%                0.80%
Oppenheimer Variable Account Funds:
 Oppenheimer Bond Fund .................................           0.73%                   0.05%                0.78%
 Oppenheimer Aggressive Growth Fund ....................           0.71%                   0.02%                0.73%
 Oppenheimer Growth Fund 0.73% .........................           0.02%                   0.75%
 Oppenheimer High Income Fund ..........................           0.75%                   0.07%                0.82%
 Oppenheimer Multiple Strategies Fund ..................           0.72%                   0.03%                0.75%
Federated Insurance Series:
 Federated American Leaders Fund II ....................           0.66%                   0.19%                0.85%
 Federated Utility Fund II .............................           0.48%                   0.37%                0.85%
 Federated High Income Bond Fund II ....................           0.51%                   0.29%                0.80%
The Alger American Fund:
 Alger American Growth Portfolio .......................           0.75%                   0.04%                0.79%
 Alger American Small Capitalization Portfolio .........           0.85%                   0.04%                0.89%
PBHG Insurance Series Fund, Inc.:
 PBHG Growth II Portfolio ..............................            0.0%                   1.20%                1.20%
 PBHG Large Cap Growth Portfolio .......................            0.0%                   1.10%                1.10%
Goldman Sachs Variable Insurance Trust Fund:
 Goldman Sachs Growth and Income Fund ..................           0.75%                   0.15%                0.90%
 Goldman Sachs Mid Cap Equity Fund .....................           0.80%                   0.15%                0.95%

---------
* The fees and expenses reported for Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III are prior to any fee waiver and/or reimbursement as applicable.

     The purpose of these tables is to assist an Owner in understanding the various costs and expenses that an Owner will bear, directly and indirectly. Except as noted below, the Tables reflect charges and expenses of Separate Account II as well as the underlying Funds for the most recent fiscal year. For more information on the charges described in these Tables see Charges and Deductions and the Prospectuses for the underlying Funds which accompany this Prospectus. In addition to the expenses listed above, premium taxes varying from 0 to 3.5% may be applicable.

     The expense information regarding the Funds was provided by those Funds. The Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Oppenheimer Variable Account Funds, Janus Aspen Series, Federated Insurance Series, The Alger American Fund, PBHG Insurance Series Fund, Inc., Goldman Sachs Variable Insurance Trust and their investment advisers are not affiliated with GE Capital Life. While GE Capital Life has no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, GE Capital Life has not independently verified such information. The annual expenses listed for all the Funds except for Variable Insurance Products Funds, Variable Insurance Products Fund II and Variable Insurance Products Fund III are net of certain reimbursements by the Funds' investment advisers. GE Capital Life cannot guarantee that the reimbursements will continue.

     With reimbursements, the total annual expenses of the portfolios of the Variable Insurance Products Fund during 1997 would have been .57% for VIP Equity-Income Portfolio, .90% for VIP Overseas Portfolio and .67% for VIP Growth Portfolio.

     With reimbursements, the total annual expenses of the portfolios of the Variable Insurance Products Fund II during 1997 would have been .64% for VIP II Asset Manager Portfolio and .68% for VIP II Contrafund
Portfolio.

     With reimbursements, the total annual expenses of the portfolios of the Variable Insurance Products Fund III during 1997 would have been
 .73% for VIP III Growth Opportunities Portfolio.

     GE Investment Management Incorporated currently serves as investment adviser to GE Investments Funds, Inc. (formerly Life of Virginia Series Fund, Inc.). Prior to May 1, 1997, Aon Advisors, Inc. served as investment adviser to this Fund and had agreed to reimburse the Fund for certain expenses of each of the Fund's portfolios. Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of GE Investments Funds, Inc. during 1997 would have been
 .46% for S&P 500 Index Fund, .48% for Money Market Fund, .65% for Total Return Fund, 1.43% for International Equity, .96% for Real Estate Fund,
 .57% for Global Income Fund, .46% for Value Equity Fund, .76% for Income Fund and .86% for U.S. Equity Fund.

     Absent reimbursements, the total annual expenses of the portfolios of the Janus Aspen Series during 1997 would have been .78% for Growth Portfolio, .78% for Aggressive Growth Portfolio, 1.08% for International Growth Portfolio, .81% for Worldwide Growth Portfolio, .83% for Balanced Portfolio and 2.19% for Capital Appreciation Portfolio.

     Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of the Federated Insurance Series during 1997 would have been .94% for Federated American Leaders Fund II, 1.12% for Federated Utility Fund II, and .89% for Federated High Income Bond Fund II.

     Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of PBHG Insurance Series Funds, Inc. during 1997 would have been 4.38% for Growth II Portfolio and 5.21% for Large Cap Growth Portfolio.

     Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of Goldman Sachs Variable Insurance Trust would have been 1.51% for Growth and Income Fund and 1.33% for Mid Cap Equity Fund.

     EXAMPLES: A Policyowner would pay the following expense on a $1,000 investment, assuming a 5% annual return on assets and the charges and expenses reflected in the Fee Table above:

   1. If you surrender* your Policy at the end of the applicable period:



Subdivision Investing In:                       1 Year       3 Years       5 Years       10 Years
-------------------------------------------   ----------   -----------   -----------   -----------
Janus Aspen Series
 Balanced .................................   77.45        126.25        159.97        266.60
 Flexible Income ..........................   76.65        123.82        155.91        258.49
 Growth ...................................   76.14        122.30        153.37        253.39
 Aggressive Growth ........................   76.75        124.12        156.42        259.51
 Worldwide Growth .........................   76.54        123.51        155.41        257.48
 Capital Appreciation .....................   81.78        139.21        181.47        308.97
 International Growth .....................   78.76        130.18        166.52        279.62
VIPF
 Equity-Income ............................   74.92        118.64        147.24        241.04
 Overseas .................................   78.36        128.97        164.51        275.63
 Growth ...................................   76.04        121.99        152.87        252.37
VIPF II
 Asset Manager ............................   75.64        120.77        150.83        248.27
 Contrafund ...............................   76.24        122.60        153.88        254.42
VIPF III
 Growth and Income ........................   76.14        122.30        153.37        253.39
 Growth Opportunities .....................   76.54        123.51        155.41        257.48
GE Investments Funds, Inc.
 Income Fund ..............................   75.03        118.94        147.75        242.08
 S&P 500 Index ............................   73.72        114.97        141.08        228.53
 Total Return .............................   75.64        120.77        150.83        248.27
 International Equity .....................   82.58        141.59        185.42        316.64
 Real Estate Securities ...................   78.66        129.88        166.01        278.62
 Global Income ............................   74.82        118.33        146.73        240.00
 Value Equity .............................   73.72        114.97        141.08        228.53
 Money Market .............................   72.30        110.66        133.84        213.73
 U.S. Equity ..............................   77.15        125.34        158.45        263.57
Oppenheimer Variable Account Funds
 Multiple Strategies ......................   76.65        123.82        155.91        258.49
 Aggressive Growth ........................   76.44        123.21        154.89        256.46
 Growth ...................................   76.65        123.82        155.91        258.49
 High Income ..............................   77.35        125.94        159.46        265.59
 Bond .....................................   76.95        124.73        157.44        261.54
Federated Insurance Series
 High Income Bond II ......................   77.15        125.34        158.45        263.57
 Utility II ...............................   77.65        126.85        160.98        268.61
 American Leaders II ......................   77.65        126.85        160.98        268.61
The Alger American Fund
 Growth ...................................   77.05        125.03        157.94        262.55
 Small Capitalization .....................   78.05        128.07        163.00        272.63
PBHG Insurance Series Fund, Inc.
 Growth II ................................   81.17        137.41        178.50        303.18
 Large Cap Growth .........................   80.17        134.41        173.53        293.43
Goldman Sachs Variable Insurance Trust Fund
 Growth and Income ........................   78.15        128.37        163.50        273.63
 Mid Cap Equity ...........................   78.66        129.88        166.01        278.62

---------
     * surrender includes annuitization over a period of less than 5 years

     2. If you annuitize at the end of the applicable period, or do not surrender*:



Subdivision Investing In:                       1 Year      3 Years      5 Years       10 Years
-------------------------------------------   ----------   ---------   -----------   -----------
Janus Aspen Series
 Balanced .................................   23.61        72.74       124.53        266.60
 Flexible Income ..........................   22.81        70.33       120.49        258.49
 Growth ...................................   22.31        68.82       117.96        253.39
 Aggressive Growth ........................   22.91        70.63       121.00        259.51
 Worldwide Growth .........................   22.71        70.02       119.99        257.48
 Capital Appreciation .....................   27.91        85.62       145.94        308.97
 International Growth .....................   24.91        76.65       131.05        279.62
VIPF
 Equity-Income ............................   21.10        65.18       111.86        241.04
 Overseas .................................   24.51        75.45       129.05        275.63
 Growth ...................................   22.21        68.51       117.46        252.37
VIPF II
 Asset Manager ............................   21.81        67.30       115.43        248.27
 Contrafund ...............................   22.41        69.12       118.47        254.42
VIPF III
 Growth and Income ........................   22.31        68.82       117.96        253.39
 Growth Opportunities .....................   22.71        70.02       119.99        257.48
GE Investments Funds, Inc.
 Income Fund ..............................   21.20        65.48       112.37        242.08
 S&P 500 Index ............................   19.90        61.53       105.73        228.53
 Total Return .............................   21.81        67.30       115.43        248.27
 International Equity .....................   28.71        87.99       149.87        316.64
 Real Estate Securities ...................   24.81        76.35       130.55        278.62
 Global Income ............................   21.00        64.87       111.35        240.00
 Value Equity .............................   19.90        61.53       105.73        228.53
 Money Market .............................   18.49        57.25        98.52        213.73
 U.S. Equity ..............................   23.31        71.84       123.02        263.57
Oppenheimer Variable Account Funds
 Multiple Strategies ......................   22.81        70.33       120.49        258.49
 Aggressive Growth ........................   22.61        69.72       119.48        256.46
 Growth ...................................   22.81        70.33       120.49        258.49
 High Income ..............................   23.51        72.44       124.03        265.59
 Bond .....................................   23.11        71.23       122.01        261.54
Federated Insurance Series
 High Income Bond II ......................   23.31        71.84       123.02        263.57
 Utility II ...............................   23.81        73.34       125.54        268.61
 American Leaders II ......................   23.81        73.34       125.54        268.61
The Alger American Fund
 Growth ...................................   23.21        71.53       122.51        262.55
 Small Capitalization .....................   24.21        74.55       127.55        272.63
PBHG Insurance Series Fund, Inc.
 Growth II ................................   27.31        83.83       142.98        303.18
 Large Cap Growth .........................   26.31        80.85       138.03        293.43
Goldman Sachs Variable Insurance Trust Fund
 Growth and Income ........................   24.31        74.85       128.05        273.63
 Mid Cap Equity ...........................   24.81        76.35       130.55        278.62

---------
     * surrender includes annuitization over a period of less than 5 years

     THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES PAID MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL. PAST OR FUTURE ANNUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                                    SUMMARY

     The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. All written and telephone inquiries concerning the Policy or the Funds should be made to the Company's Variable Annuity Service Center at 6610 West Broad Street, Richmond, VA 23230, (800) 313-5282.


The Policy

     The Policy is a flexible premium deferred variable annuity issued by GE Capital Life. The Policy allows the Owner to accumulate funds on a tax-deferred basis by investing in the Separate Account or in the Guarantee Account. The Separate Account is divided into 10 Investment Subdivisions. Each investment Subdivision invests in a corresponding portfolio of the Janus Aspen Series, the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Variable Insurance Products Fund III, the GE Investments Funds, Inc., the Oppenheimer Variable Account Funds, the Federated Insurance Series, the Alger American Fund, the PBHG Insurance Series Fund, Inc. and the Goldman Sachs Variable Insurance Trust. The accompanying prospectuses provide information about the Funds, including the risks of investing in the portfolios of Funds. These prospectuses should be read in conjunction with this prospectus.

     The Account Value will vary daily as a function of the investment performance of the Separte Account and any interest credited under the Guarantee Account. GE Capital Life does not guarantee any minimum Account Value for amounts allocated or transferred to the Separte Account. Amounts allocated or transferred to the Guarantee Account are guaranteed a fixed rate of interest for a specified period of time.

     After the Maturity Date, either Variable Income Payments may be made based upon the investment performance of the selected Investment Subdivisions, or Fixed Income Payments may be made based upon the guarantees of GE Capital Life. The payee will bear the investment risk after the Maturity Date with respect to Variable Income Payments.


     Premium Payments

     The Policy requires an initial Premium Payment of at least $5,000 ($2,000 for an IRA Policy). Additional Premium Payments of at least $500 for Non-Qualified Policies or $100 for Qualified Policies or $50 for IRA Policies generally may be made any time before Income Payments begin. (See "Purchasing a Policy").

     Premium Payments may be allocated among up to ten Investment
Subdivisions (and, if applicable, a Guarantee Account) in accordance with your written instructions. The minimum allocation percentage permitted is 1% of each Premium Payment but not less than $100. You may change the allocation of subsequent Premium Payments by written request. (See "Allocating Premium Payments").


     Refund Privilege

     Within 10 days after you receive the Policy, you may cancel it by delivering or mailing it to GE Capital Life or to the agent through whom it was purchased.


     Transfers

     Before the Maturity Date, the Owner may transfer amounts from and among the Investment Subdivisions of the Separate Account and the Guarantee Account subject to certain restrictions. After the Maturity Date, the payee may transfer Annuity Units among the available Investment Subdivisions once each calendar year, subject to certain restrictions. (See "Transfers").


     Surrenders

     Full or partial surrenders of Account Value may be made any time before the Maturity Date. Any partial surrender amount must be at least $500 and the partial surrender must not reduce the Account Value to below $5,000. (See "Surrenders"). Account Value surrendered will generally be subject to a surrender charge (also known as a contingent deferred sales charge). (See "Charges and Deductions -- Surrender Charges").


     Charges and Deductions

     The following charges and deductions are assessed under the Policy:

     Surrender Charge. GE Capital Life does not deduct any sales charge from Premium Payments; however, it may deduct a surrender charge (also referred to as a contingent deferred sales charge). A surrender charge is deducted from full surrenders and certain partial surrenders of Premium Payments made within six years from the date such payment was received by GE

Capital Life. The surrender charge percentage is equal to 6% of the Premium Payment if surrendered within the first four years after the Premium Payment was received, and reduces by 2% each year for the next two years and is 0% after six full years following receipt of the Premium Payment. The surrender charge is calculated by multiplying (1) the surrender charge percentage and (2) the lesser of (a) the amount surrendered and (b) the total premiums paid, less the total of all partial surrender amounts previously allocated to that Premium Payment. (See "Charges and Deductions -- Surrender Charges").

     Transfer Charge. Before the Maturity Date, twelve transfers in a calendar year may be made without a transfer charge. Thereafter, a $10 transfer charge will be assessed each time a transfer is made during the calendar year. No transfer charge will be imposed on transfers made after the Maturity Date. (See "Charges and Deductions -- Transfer Charges").

     Mortality and Expense Risk Charge. GE Capital Life imposes a daily charge at an effective annual rate of 1.25% of the average daily net assets in the Separate Account attributable to the Policies to compensate GE Capital Life for mortality and expense risks it assumes. (See "Charges and Deductions -- Mortality and Expense Risk Charge"). If proceeds from this charge are not needed to cover mortality and expense risks, the Company may use proceeds to finance distribution of the Policies. The mortality and expense risk charge is not deducted from amounts allocated to the Guarantee Account.

     Administrative Expense Charge. GE Capital Life deducts a daily charge at an effective annual rate of 0.15% of the average daily net assets in the Separate Account attributable to the Policies. (See
Charges and Deductions -- Administrative Expense Charge).

     Annual Policy Maintenance Charge. GE Capital Life deducts an annual Policy Maintenance Charge of $25 from the Account Value attributable to each Policy. The annual charge is made on each Policy anniversary and on surrender. (See "Charges and Deductions -- Annual Policy Maintenance Charge.)

     Fund Expenses. Please read the prospectus for each of the Funds for details on the expenses of each Fund.


     Income Payments

     The Owner may receive an income benefit beginning on the Maturity Date if the Annuitant is living on that date. The income benefit will be a Variable Income Payment. (See "Optional Payment Plans"). The payments will be made under a "Life Income with 10 Years Certain" plan, unless the Owner chooses otherwise. The amount of the income benefit will depend on: (1) the Maturity Value; (2) the Annuitant's gender, where appropriate, and age on the Maturity Date; and (3) the Optional Payment Plan chosen.

     At any time while the Annuitant is living and before the Maturity Date, the Owner may change the payment plan by written request to GE Capital Life. The income benefit will reflect the plan chosen. Payment plans that base payment on the life or lives of one or more individuals will base payment on the life of the Annuitant or the Annuitant and an additional individual. The Maturity Value may be received in a lump sum instead of an income benefit.


     Death Provisions

     Subject to a number of tax restrictions, certain benefits are available to certain persons on the death of an Owner, Joint Owner or Annuitant prior to the Maturity Date. (See "Distributions Under the Policies -- Death Provisions.")


                        CONDENSED FINANCIAL INFORMATION

     No condensed financial information is included for the Separate Account because, as of the date of this Prospectus, the Separate Account had not commenced operations. The financial statements for GE Capital Life (as well as the auditors' report thereon) are in the Statement of Additional Information.

                   GE CAPITAL LIFE AND THE SEPARATE ACCOUNT


     GE Capital Life

     GE Capital Life Assurance Company of New York ("GE Capital Life") is a stock life insurance company that was incorporated in New York on February 23, 1988. GE Capital Life is ultimately a subsidiary of General Electric Capital Corporation ("GE Capital"), a New York corporation that is a diversified financial services company whose subsidiaries consist of specialty insurance, equipment management, and commercial and consumer financing businesses. GE Capital's ultimate parent, General Electric Company, founded more than one hundred years ago by Thomas Edison, is the world's largest manufacturer of jet engines, engineering plastics, medical diagnostic equipment and large electric power generation equipment.

     GE Capital Life is licensed solely in New York and specializes in writing individual fixed-rate deferred annuities, fixed payout immediate annuities and variable deferred annuities. GE Capital Life's principal offices are located at 125 Park Avenue, 6th Floor, New York, New York 10017-5529.

     GE Capital Life is subject to regulation by the Superintendent of Insurance of the State of New York. GE Capital Life submits annual statements on its operations and finances to New York Insurance
Department. The Policy has been filed with the New York Insurance
Department.


     IMSA Disclosure

     GE Capital Life is a member of the Insurance Marketplace Standards Association ("IMSA"). GE Capital Life may use the IMSA membership logo and language in its advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


     The Separate Account

     GE Capital Life Separate Account II was established by GE Capital Life as a separate investment account on April 1, 1996. The Separate Account's assets are the property of GE Capital Life and are held separately from GE Capital Life's other assets. Income, gains or losses, whether or not realized, from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, or losses arising out of any other business GE Capital Life may conduct. Although, the assets in the Separate Account attributable to the Policies are not chargeable with liabilities arising out of any other business that GE Capital Life may conduct, all obligations under the Policies including the promise to make Income Payments are general corporate obligations of GE Capital Life. Furthermore, the Separate Account's assets are available to cover the liabilities of GE Capital Life's general account to the extent that such assets exceed the Separate Account's reserves and other liabilities.



     The Separate Account is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and meets the definition of a "separate account" under the federal securities laws. Registration with the Commission, however, does not involve supervision of the management or investment practices or policies of the Separate Account by the Commission.

     The Separate Account currently has 37 Investment Subdivisions available under the Policy. Premiums are allocated in accordance with the Owner's instructions among up to ten of the 37 Investment Subdivisions. Assets of each Investment Subdivision are invested exclusively in an investment portfolio of one of the ten Funds described below under "The Funds."


     Additions, Deletions, or Substitutions of Investments

     GE Capital Life reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Fund portfolios that are held by the Separate Account or that the Separate Account may purchase.

     GE Capital Life reserves the right to establish additional Investment Subdivisions of the Separate Account, each of which would invest in a separate portfolio of a Fund, or in shares of another mutual fund, with a specified investment objective. GE Capital Life may also eliminate one or more Investment Subdivisions and substitute shares of another Fund portfolio if the shares of the portfolio are no longer available for investments, or if in GE Capital Life's sole judgment, further investment in the portfolio would be inappropriate in view of the purposes of the Separate Account.

     To the extent permitted by applicable law, GE Capital Life reserves the right: to deregister the Separate Account under the 1940 Act; to manage the Separate Account under the direction of a committee; to restrict or eliminate any voting rights of Owners, or other persons having voting rights as to the Separate Account; to combine the Separate Account with other GE Capital Life separate accounts; to transfer the assets of the Separate Account associated with the Policies to another separate account. GE Capital Life also reserves the right to make any changes to the Separate Account required by the 1940 Act or other applicable law or regulation. No such changes will be made without any necessary approval of the Commission and the New York Insurance Department.


                                   THE FUNDS

     Separate Account II currently invests in ten mutual funds. Each of the Funds currently available under the Policy is a registered open-end, diversified investment company of the series-type.

     Each Investment Subdivision invests exclusively in a designated investment portfolio of one of the Funds. The assets of each such portfolio are separate from other portfolios of that Fund and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the investment performance of one portfolio has no effect on the investment performance of any other portfolio. Some of the Funds may, in the future, create additional portfolios.

     Each of the Funds sells its shares to Separate Account II in accordance with the terms of a participation agreement between the Fund and GE Capital Life. The termination provisions of those agreements vary. A summary of these termination provisions may be found in the Statement of Additional Information. Should an agreement between GE Capital Life and a Fund terminate, the Separate Account will not be able to purchase additional shares of that Fund. In that event, Owners will no longer be able to allocate Account Values or Premium Payments to Investment Subdivisions investing in portfolios of that Fund.

     Additionally, in certain circumstances, it is possible that a Fund or a portfolio of a Fund may refuse to sell its shares to Separate Account II despite the fact that the participation agreement between the Fund and GE Capital Life has not been terminated. Should a Fund or a portfolio of a Fund decide not to sell its shares to GE Capital Life, GE Capital Life will be unable to honor Owner requests to allocate their account values or premium payments to Investment Subdivisions investing in shares of that Fund or portfolio.

     Certain Investment Subdivisions invest in portfolios that have similar investment objectives and/or policies; therefore, before choosing Investment Subdivisions, carefully read the individual prospectuses for the Funds, along with this prospectus.


     Janus Aspen Series

     The Janus Aspen Series has seven portfolios that are available under this Policy: Growth Portfolio, Aggressive Growth Portfolio,
Worldwide Growth Portfolio, International Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio, and Capital Appreciation Portfolio

     Growth Portfolio has the investment objective of long-term capital growth in a manner consistent with the preservation of capital. The Growth Portfolio is a diversified portfolio that pursues its objective by investing in common stocks of companies of any size. Generally, this Portfolio emphasizes larger, more established issuers.

     Aggressive Growth Portfolio has the investment objective of long-term growth of capital. The Aggressive Growth Portfolio is a non-diversified portfolio that will seek to achieve its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies.

     Worldwide Growth Portfolio has the investment objective of long-term growth of capital in a manner consistent with the preservation of capital. The Worldwide Growth Portfolio will seek to achieve its objective by investing in a diversified portfolio of common stocks of foreign and domestic issuers of all sizes. The Portfolio normally invests in issuers from at least five different countries including the United States.

     International Growth Portfolio has the investment objective of long-term growth of capital. The International Growth Portfolio will seek to achieve its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States.

     Balanced Portfolio has the investment objective of seeking long-term growth of capital, consistent with the preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

     Flexible Income Portfolio has the investment objective of seeking to obtain maximum total return, consistent with preservation of capital. Total return is expected to result from a combination of income and capital appreciation. The Portfolio pursues its objective primarily by investing in any type of income-producing securities. This Portfolio may have substantial holdings of lower-rated debt securities or "junk" bonds. The risks of investing in junk bonds are described in the prospectus for Janus Aspen Series, which should be read carefully before investing.

     Capital Appreciation Portfolio has the investment objective of seeking long-term growth of capital by investing primarily in common stocks of companies of any size.

     Janus Capital Corporation serves as investment adviser to Janus
Aspen Series.


     Variable Insurance Products Fund

     Variable Insurance Products Fund has three portfolios that are available under this Policy: VIP Equity-Income Portfolio, VIP Overseas Portfolio and VIP Growth Portfolio.

     VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield, which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

     VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. The Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

     VIP Growth Portfolio seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

     Fidelity Management & Research Company serves as investment adviser to Variable Insurance Products Fund.


     Variable Insurance Products Fund II

     Variable Insurance Products Fund II has two portfolios that are available under this Policy: VIP II Asset Manager Portfolio and VIP II Contrafund Portfolio.

     VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

     VIP II Contrafund Portfolio seeks capital appreciation by investing mainly in equity securities of companies believed to be undervalued or out-of-favor.

     Fidelity Management & Research Company serves as investment adviser to Variable Insurance Products Fund II.


     Variable Insurance Products Fund III

     Variable Insurance Products Fund III has two portfolios that are available under this Policy: VIP III Growth & Income Portfolio and VIP III Growth Opportunities Portfolio.

     VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities.

     VIP III Growth Opportunities Portfolio seeks capital growth by investing primarily in common stock and securities convertible to common stock.

     Fidelity Management & Research Company serves as investment adviser to Variable Insurance Products Fund III.


     GE Investments Funds, Inc.

     GE Investments Funds, Inc. (GE Investments Funds) has nine portfolios that are available under this Policy: S&P 500 Index Fund, Money Market Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund, Global Income Fund, Value Equity Fund, Income Fund and U.S. Equity Fund. The U.S. Equity Fund is not available to California policyowners at this time.

     S&P 500 Index Fund1 has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index, through investment in common stocks traded on the New York Stock Exchange and the American Stock Exchange, to a limited extent, in the over-the-counter markets.

     Money Market Fund has the investment objective of providing the highest level of current income as is consistent with high liquidity and safety of principal by investing in high quality money market securities.

     Total Return Fund has the investment objective of providing the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing in common stocks, bonds and money market instruments, the proportion of each being continuously determined by the investment adviser.

     International Equity Fund has the investment objective of providing long-term capital appreciation. The portfolio seeks to achieve its objective by investing primarily in equity and equity-related securities of companies that are organized outside of the U.S. or whose securities are principally traded outside of the U.S.

     Real Estate Securities Fund has the investment objective of providing maximum total return through current income and capital appreciation. The portfolio seeks to achieve its objective by investing primarily in securities of U.S. issuers that are principally engaged in or related to the real estate industry including those that own significant real estate assets. The portfolio will not invest directly in real estate.

     Global Income Fund has the investment objective of high total return, emphasizing current income and, to a lesser extent, capital appreciation. The portfolio seeks to achieve these objectives by investing primarily in income-bearing debt securities and other income-bearing instruments of U.S. and foreign issuers.

     Value Equity Fund has the investment objective of providing long-term capital appreciation. The portfolio seeks to achieve this objective by investing primarily in common stock and other equity securities that are undervalued by the market and offer above-average capital appreciation potential.

     Income Fund has the investment objective or providing maximum income consistent with prudent investment management and preservation of capital by investing primarily in income-bearing debt securities and other income bearing instruments.

     U.S. Equity Fund has the investment objective of providing long-term growth of capital by investing primarily in equity securities of U.S. companies.

     GE Investment Management Incorporated serves as investment adviser to GE Investments Funds.


     Oppenheimer Variable Account Funds

     Oppenheimer Variable Account Funds has five portfolios that are available under this Policy: Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Aggressive Growth Fund, Oppenheimer Growth Fund, and Oppenheimer Multiple Strategies Fund.

     Oppenheimer High Income Fund seeks a high level of current income from investment in high yield fixed income securities, including unrated securities or high risk securities in the lower rating categories. These securities may be considered to be speculative. This Fund may have substantial holdings of lower-rated debt securities or "junk" bonds. The risks of investing in junk bonds are described in the prospectus for the Oppenheimer Variable Account Funds, which should be read carefully before investing.

     Oppenheimer Bond Fund primarily seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. Bond Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

     Oppenheimer Aggressive Growth Fund seeks to achieve capital appreciation by investing in "growth-type" companies.

     Oppenheimer Growth Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

---------
     (1) "Standard & Poor's," "S&P," and "S&P 500" are trademarks of Mc-Graw Hill Companies, Inc. and have been licensed for use by GE
Investment Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this Fund or the Policy.

     Oppenheimer Multiple Strategies Fund seeks a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

     Oppenheimer Funds, Inc. serves as investment adviser to Oppenheimer Variable Accounts Funds.


     Federated Insurance Series

     The Federated Insurance Series has three portfolios that are available under this Policy: Federated Utility Fund II, Federated High Income Bond Fund II and Federated American Leaders Fund II.

     Federated Utility Fund II has the investment objective of high current income and moderate capital appreciation. The Federated Utility Fund II will seek to achieve its objective by investing primarily in equity and debt securities of utility companies.

     Federated High Income Bond Fund II has the investment objective of high current income. The Federated High Income Bond Fund II will seek to achieve its objective by investing primarily in a diversified portfolio of professionally managed fixed-income securities. The fixed-income securities in which the Fund intends to invest are lower-rated corporate debt obligations, commonly referred to as "junk bonds". The risks of these securities are described in the prospectus for the Federated Insurance Series, which should be read carefully before investing.

     Federated American Leaders Fund II has the primary investment objective of long-term growth of capital, and a secondary objective of providing income. The Federated American Leaders Fund II will seek to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue chip" companies.

     Federated Advisers serves as investment adviser to Federated
Insurance Series.


     The Alger American Fund

     The Alger American Fund has two portfolios that are available under this Policy: Alger American Growth Portfolio and Alger American Small Capitalization Portfolio.

     Alger American Growth Portfolio has the investment objective of long-term capital appreciation. Except during temporary defensive periods, this Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have a total market capitalization of $1 billion or greater.

     Alger American Small Capitalization Portfolio seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P Small Cap 600 Index, updated quarterly. Both indexes are broad indexes of small capitalization stocks. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

     Fred Alger Management, Inc. serves as the investment manager to The Alger American Fund.


     PBHG Insurance Series Fund, Inc.

     PBHG Insurance Series Fund, Inc. (PBHG Insurance Series Fund) has two portfolios that are available under this Policy: Growth II Portfolio and Large Cap Growth Portfolio.

     PBHG Growth II Portfolio seeks capital appreciation by investing at least 65% of its total assets in the equity securities of small and medium sized growth companies (market capitalization of up to $4 billion) that, in the Adviser's opinion, have an outlook for strong earnings growth and the potential for significant capital appreciation.

     PBHG Large Cap Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of large capitalization companies (market capitalization of greater than $1 billion) that, in the Adviser's opinion, have an outlook for strong growth in earnings and potential for capital appreciation.

     Pilgrim Baxter & Associates, Ltd. serves as the Investment Adviser to PBHG Insurance Series Fund, Inc.

 Goldman Sachs Variable Insurance Trust

     Goldman Sachs Variable Insurance Trust has two portfolios that are under this Policy: Goldman Sachs Mid Cap Equity Fund and Goldman Sachs Growth and Income Fund. Goldman Sachs Mid Cap Equity Fund and Goldman Sachs Growth and Income Fund are not available to California policyowners at this time.

     Goldman Sachs Mid Cap Equity Fund seeks to meet its objective primarily through investments in equity securities of companies with public stock market capitalization within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion).

     Goldman Sachs Growth and Income Fund seeks long-term capital growth and growth of income, primarily through equity securities that, in the management team's view, offer favorable capital appreciation and/or dividend-paying ability.

   Goldman Sachs Asset Management serves as Investment Adviser to Goldman Sachs Variable Insurance Trust.


                   THERE IS NO ASSURANCE THAT ANY FUND WILL
                  ACHIEVE ITS STATED OBJECTIVES AND POLICIES.

     GE Capital Life currently is compensated by an affiliate(s) of certain of the Funds based upon an annual percentage of the average assets held in the Fund by GE Capital Life. These percentage amounts, which vary by Fund, are intended to reflect administrative and other services provided by GE Capital Life to the Fund and/or affiliate(s).

     Each Fund sells its shares to the Separate Account pursuant to a participation agreement. The provisions regarding termination of each such agreement are described in the Statement of Additional Information under "Termination of Participation Agreements."

     The Funds are used as investment vehicles for variable annuity policies issued by GE Capital Life. Shares of the Funds are also available to registered separate accounts of insurance companies other than GE Capital Life offering variable annuity policies and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interests of Owners owning Policies whose Policy values are allocated to the Separate Account, and of owners of other policies whose values are allocated to one or more other separate accounts investing in any one of the Funds. In addition, Alger American Fund, GE Investments Funds and Janus Aspen Series may sell shares to certain retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other policies, and such retirement plans or participants in such retirement plans.

     In the event of a material conflict, GE Capital Life will take any necessary steps, including removing the Separate Account assets from the Fund or replacing the Fund with another Fund, to resolve the matter. See the individual Fund prospectuses for additional details.


     The Guarantee Account

     An Owner also may allocate Premium Payments and transfer Account Value to the Guarantee Account. The Guarantee Account is a separate investment account under state insurance law, and is not required to be registered under the Investment Company Act of 1940. It is maintained as part of our General Account. Accordingly, neither the General Account nor any interests therein are subject to the provisions of the 1933 Act or the 1940 Act, and the information has not been reviewed by the staff of the Securities and Exchange Commission. Disclosure regarding the Guarantee Account and the General Account, however may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     Each time a Policyowner allocates purchase payments or transfers Account Value to the Guarantee Account, GE Capital Life establishes an interest rate guarantee period. Each interest rate guarantee period is guaranteed an interest rate for a specified period of time (the available interest rate guarantee periods are shown in your policy form). At the end of the interest rate guarantee period, a new interest rate will become effective, and an interest rate guarantee period will commence for any remaining portion of that particular allocation. Interest rates are determined by GE Capital Life in its sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which the Company may acquire with the amounts it receives as premium payments or transfers of Account Value under the Policies. A Policyowner will have no direct or indirect interest in these investments. GE Capital Life will also consider other factors in determining the interest rates, for the interest rate guarantee period, including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by the Company, general economic trends, and competitive factors. Amounts allocated to the Guarantee Account will not share in the investment performance of the General Account of GE Capital Life, or any portion thereof. THE COMPANY'S MANAGEMENT WILL MAKE THE FINAL DETERMINATION OF THE INTEREST RATES IT DECLARES FOR AN INTEREST RATE GUARANTEE PERIOD. GE CAPITAL LIFE CANNOT PREDICT OR GUARANTEE THE LEVEL OF INTEREST RATES IN FUTURE INTEREST RATE GUARANTEE PERIODS. HOWEVER, THE INTEREST RATES FOR ANY INTEREST RATE GUARANTEE PERIOD WILL BE AT LEAST THE GUARANTEED INTEREST RATE SHOWN IN YOUR POLICY FORM.

     GE Capital Life reserves the right to credit bonus interest premium or additional premium allocated to a Guarantee Account participating in a Dollar-Cost Averaging program. (This may not be available to all classes of Policies.)

     The initial interest rate guarantee period for any allocation will be one year, unless the Owner elects otherwise at the time of allocation. Subsequent interest rate guarantee periods will each be one year, unless another period is selected at or before the beginning of the subsequent period. During the first 10 days of each interest rate guarantee period, the interest rate guarantee period may be changed to any period GE Capital Life then offers. If the interest rate guarantee period is changed, a different interest rate may apply. After the first 10 days of an interest rate guarantee period, that interest rate guarantee period may not be changed.


                                  THE POLICY


     Purchasing a Policy

     To purchase a Policy, individuals must apply through an authorized registered agent of GE Capital Life. The minimum initial Premium Payment is $5,000 ($2,000 for an IRA Policy). GE Capital Life reserves the right to reject any request for a Policy and any initial Premium Payment for any lawful reason and in a manner such that does not unfairly discriminate against similarly situated purchasers.

     If GE Capital Life is unable to issue a Policy due to incomplete information regarding the applicant, the initial Premium Payment will be credited to the Policy within two Valuation Periods after the later of receipt of the information needed to issue the Policy or receipt of the initial Premium Payment by GE Capital Life at its Variable Annuity Service Center. If the initial Premium Payment cannot be credited within five Business Days after receipt by GE Capital Life, GE Capital Life will contact the applicant, explain the reason for the delay, and refund the initial Premium Payment immediately, unless the applicant specifically consents to GE Capital Life retaining the initial Premium Payment until the required information is made complete. If GE Capital Life retains the initial Premium Payment, it will be credited within two Valuation Periods after the necessary requirements are fulfilled.

     The Owner may make Additional Premium Payments at any time before the Maturity Date. Additional Premium Payments must be for $500 or more if the Policy is a Non-Qualified Policy, $50 or more if the Policy is an IRA Policy, and $100 or more if the Policy is a Qualified Policy other than an IRA Policy. Additional Premium Payments made under Qualified Policies are limited to proceeds from certain qualified plans. Additional Premium Payments are credited as of the next close of business (on a Business Day) following receipt of the payment at the Variable Annuity Service Center.

     The Policy Date is the date on which the Policy becomes effective. The Policy Date is set forth in the Policy. Policy years and anniversaries for the initial Premium Payment are measured from the Policy Date. Years for determining charges attributable to Additional Premium Payments are measured from the date the Additional Premium Payment is received by GE Capital Life at its Variable Annuity Service Center.


     Canceling the Policy (Refund Privilege)

     The Owner may examine and cancel the Policy by returning it to GE Capital Life at its Variable Annuity Service Center within 10 days after the Policy is received. Once the Policy is received by GE Capital Life, it will be canceled. GE Capital Life will refund the Account Value (without reduction for any surrender charges) plus any amount deducted from the Premium Payments. No transfers or partial surrenders may be made during this 10-day refund period.


     Allocating Premium Payments

     The Owner, by written instructions, may allocate Premium Payments among up to ten Investment Subdivisions of the Separate Account and to the Guarantee Account. However, Account Value may not be invested in more than ten Investment Subdivisions at any time. Allocations of less than 1% of any Premium Payment to any one Investment Subdivision are not permitted.

     The Owner may change the allocation of Additional Premium Payments at any time, without charge, by sending acceptable written notice to GE Capital Life at its Variable Annuity Service Center. The new allocation will apply to any Additional

Premium Payments received after GE Capital Life receives the notice. The Account Value in the Separate Account will vary with the investment performance of the Investment Subdivisions the Owner selects, and the Owner bears the entire investment risk for the Account Value in any particular Investment Subdivision. The allocation of Premium Payments will affect not only the Account Value prior to the Maturity Date, but it may also affect the Death Benefit payable upon the Annuitant's death. The Owner should periodically review his allocation of Account Value in light of market conditions and overall financial planning requirements.


     Accumulation of Account Value

     The Policy provides for an accumulation of Account Value prior to the Maturity Date. The Account Value equals the sum of the values of the amounts allocated under the Policy to the Separate Account and the Guarantee Account.

     GE Capital Life will determine Account Value in the Separate Account on a daily basis. Account Value on the Separate Account will reflect a number of factors, including Premium Payments, partial surrenders, transfers, charges assessed in connection with the Policy, and the investment performance of the shares purchased by the Investment Subdivisions to which the Account Value is allocated. There is no guaranteed minimum Account Value for amounts in the Separate Account.

     Account Value in the Guarantee Account is the sum of all amounts allocated to the Guarantee Account, plus any interest credited on those amounts, less any amounts removed by transfer or surrender, and less any amounts deducted for charges made under the terms of the Policy and any riders that may apply.

     On the date the initial Premium Payment is received and accepted by GE Capital Life, the Account Value equals the initial Premium Payment. Thereafter, at the end of each Valuation Period, the Account Value in each Investment Subdivision is equal to (a) plus (b) plus (c) minus (d) minus (e) minus (f) where:

      (a) is the Account Value allocated to the Investment Subdivision at the end of the preceding Valuation Period, multiplied by the Investment Subdivision's Net Investment Factor (described below) for the current period;

      (b) is the total Premium Payments received during the current Valuation Period;

      (c) is any amounts transferred into the Investment Subdivision during the current Valuation Period;

      (d) is the Account Value transferred out of the Investment
Subdivision during the current Valuation Period;

      (e) is any partial surrender made from the Investment Subdivision during the current Valuation Period; and

      (f) is any applicable premium tax deductions.

     In addition, after the Policy Date whenever a Valuation Period includes the Policy anniversary day, the Account Value at the end of such Valuation Period is reduced by the Policy Maintenance Charge and the Annual Death Benefit Charge(s), if any, allocated to the Account Value in the Investment Subdivision for that Policy anniversary day. The charge(s) will be allocated among the Investment Subdivisions in the same proportion that the Account Value in each Investment Subdivision bears to the total Account Value in all Investment Subdivisions on that Policy anniversary day.


     Value of Accumulation Units

     The Accumulation Units of each Investment Subdivision are valued separately. The value of Accumulation Units will change each Valuation Period according to the investment performance of the shares purchased by each Investment Subdivision and the deduction of certain charges from the Account.

     For each Investment Subdivision, the value of an Accumulation Unit for the first Valuation Period was $10. The value of an Accumulation Unit for each subsequent Valuation Period equals the value of the Accumulation Unit as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor for that Investment Subdivision for that subsequent Valuation Period. The value of an Accumulation Unit for a Valuation Period is the same for each day in the period.

     The Net Investment Factor is a number representing the change in the value of Investment Subdivision assets on successive Business Days due to investment income, realized or unrealized capital gains or losses, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. Each Investment Subdivision has its own Net Investment Factor. The Net Investment Factor for a Valuation Period is (a) divided by (b), minus
(c) where:

      (a) is:

         (1) the value of the net assets of that Investment Subdivision at the end of the preceding Valuation Period; plus

         (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Subdivision during the Valuation Period for which the Net Investment Factor is being determined; minus

         (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

         (4) any amount charged against that Investment Subdivision for taxes, or any amount set aside during the Valuation Period by GE Capital Life as a provision for taxes attributable to the operation or maintenance of that Investment Subdivision; and

      (b) is the value of the net assets of that Investment Subdivision at the end of the preceding Valuation Period; and

      (c) is a charge no greater than .003857% for each day in the Valuation Period. This corresponds to 1.25% and 0.15% per year of the net assets of that Investment Subdivision for mortality and expense risks, and for administrative expenses, respectively.

     When calculating the Net Investment Factor, the value of the assets in the Account will be taken at their fair market value in accordance with generally accepted accounting practices and applicable laws and regulations.


     Transfers

     Before Income Payments begin, the Owner may transfer Account Value from and among the Guarantee Account and the Investment Subdivisions of the Separate Account by sending a written request to the Variable Annuity Service Center. All transfers will be effective as of the end of the Valuation Period during which the written request is received at the Variable Annuity Service Center.

     Currently, there is no limit to the number of transfers that may be made; however, GE Capital Life reserves the right to limit, upon written notice, the number of transfers to 12 each calendar year or a lower number if it is necessary for the Policy to continue to receive annuity treatment by the Internal Revenue Service. Transfers made under a Dollar Cost Averaging Program will not count against any limit on the number of transfers available each year.

     The first 12 transfers in a calendar year may be made without transfer charge. Thereafter, each time a transfer is made during the calendar year, a transfer charge of $10 will be deducted from the amount transferred.

     Transfers Among Investment Subdivisions. If the amount of Account Value remaining in an Investment Subdivision after a transfer is less than $100, GE Capital Life will transfer the amount remaining in addition to the amount requested. GE Capital Life will not allow a transfer into any Investment Subdivision unless the Account Value in that Investment Subdivision after the transfer is at least $100.

     After Income Payments begin, if Variable Income Payments are being made, Annuity Units may be transferred among the Investment Subdivisions at the payee's written request once each calendar year. No transfer charge will be imposed on such transfers. The transfer will be effective as of the end of the Valuation Period during which GE Capital Life receives the written request at its Variable Annuity Service Center. The Variable Income Payment amount on the date of the transfer will not be affected by the transfer, although subsequent Variable Income Payments will reflect the investment experience of the selected Investment Subdivisions.

     If the number of Annuity Units remaining in an Investment Subdivision after a transfer is less than 1, then this Annuity Unit will also be transferred. In addition, transfers are only permitted into an Investment Subdivision if, after the transfer, the number of Annuity Units of that Investment Subdivision is at least 1.

     GE Capital Life reserves the right to refuse to execute any transfer, whether requested before or after Income Payments, if any of the Investment Subdivisions that would be affected by the transfer are unable to purchase or redeem shares of the Funds in which they invest.

     Transfers between the Guarantee Account and the Investment Subdivisions. The Owner may transfer amounts between the Guarantee Account and the Investment Subdivisions of the Separate Account. Transfers will be effective on the date the Owner's transfer request is received by GE Capital Life. With respect to transfers between the Guarantee Account and the Investment Subdivisions of the Separate Account, the following restrictions may be imposed:

      For each allocation to a Guarantee Account, transfers to the Investment Subdivisions of the Separate Account may be made only during the 30 day period following the end of that allocation's interest rate guarantee period. GE Capital Life may limit the amount which may be transferred to the Investment Subdivisions. For any particular allocation to a

   Guarantee Account, the limit amount will not be less than (a) accrued interest on that allocation, plus (b) 25% of the original amount of that allocation.

      No transfers from any Investment Subdivision of the Separate Account to the Guarantee Account may be made during the six month period following the transfer of any amount from the Guarantee Account to any Investment Subdivisions of the Separate Account.

      In all other respects, the rules and charges applicable to transfers between the various Investment Subdivisions of the Separate Account will apply to transfers involving a Guarantee Account.

     Dollar-Cost Averaging. Owners may elect to have GE Capital Life automatically transfer specified amounts from a Guarantee Account or one of certain designated Investment Subdivisions of the Separate Account to any other available Investment Subdivision(s) on a monthly or quarterly basis. This privilege is intended to permit Owners to utilize "Dollar-Cost Averaging," a long-term investment method that provides for regular level investments over a period of time. GE Capital Life makes no representations or guarantees that Dollar-Cost Averaging will result in a profit or protect against loss.

     Owners must complete the Dollar-Cost Averaging section of the application or a Dollar-Cost Averaging Agreement in order to participate in the Dollar-Cost Averaging program. Currently, the Investment Subdivision available to allocate money for the purpose of Dollar-Cost Averaging is the Money Market Fund of the GE Investments Funds. Money may be allocated to this subdivision as initial premium, additional premium or in the form of a transfer from other Investment Subdivisions within the Account. Any amount allocated must conform to the minimum amount and percentage requirements. (See "Allocation of Premium Payments").

     Alternatively, Owners may elect to have GE Capital Life automatically transfer specified amounts from a Guarantee Account to any available Investment Subdivision on a monthly or quarterly basis. Money may be allocated to the Guarantee Account as an initial or subsequent premium or in the form of a transfer of Account Value from one or more Investment Subdivisions. Such allocations must comply with all applicable minimum amount and percentage requirements (see "Purchasing A Policy" and "Allocating Premium Payments") as well as rules applicable to transfer to the Guarantee Account. Apart from automatic transfers under the Dollar-Cost Averaging Agreement, all rules regarding transfers from the Guarantee Account will apply.

     Owners may designate the amount of value under the Policy allocated to a Guarantee Account that is subject to the Dollar-Cost Averaging program. GE Capital Life reserves the right to limit the amount of each automatic transfer to 10% per month of the amount so designated.

     Automatic transfer from a Guarantee Account, as described above, will be made on a first-in-first-out basis until the entire value of the designated amount in the Guarantee Account is depleted. Prior to that time, an Owner may discontinue such automatic transfers by sending GE Capital Life a written notice. GE Capital Life reserves the right to discontinue or modify the alternative Dollar-Cost Averaging program at any time for any reason on 30 days written notice to the Owner.

     Dollar-Cost Averaging will continue until the entire Account Value in a Guarantee Account or the Investment Subdivision designated for Dollar-Cost Averaging is depleted. Prior to that time, the Owner may discontinue Dollar-Cost Averaging by sending GE Capital Life a written cancellation notice. Owners may make changes to their Dollar-Cost Averaging program by calling GE Capital Life at (800) 313-5282. Also, GE Capital Life reserves the right to discontinue Dollar-Cost Averaging upon 30 days written notice to the Owner. Dollar-Cost Averaging transfers are not included for the purpose of determining any transfer charge.

     Portfolio Rebalancing. Owners may elect to have GE Capital Life automatically transfer amounts on a quarterly, semi-annual or annual basis to maintain a specified percentage of Account Value in each of two or more Investment Subdivisions of the Separate Account designated by the Owner. This privilege permits Owners to use "Portfolio Rebalancing," a strategy that maintains over time the Owner's desired allocation percentage in the designated Investment Subdivisions. The percentage of Account Value in each of the Investment Subdivisions may shift from the Portfolio Rebalancing allocation percentage due to the performance of the Investment Subdivisions. GE Capital Life makes no representations or guarantees that Portfolio Rebalancing will result in a profit or protect against loss.

     Owners must complete the Portfolio Rebalancing agreement to participate in the Portfolio Rebalancing program. Owners may designate the Investment Subdivisions and specify the rebalancing percentages in the agreement. The specified percentages must be in whole percentages and must be at least 1%. The date that a rebalancing transfer is effected is measured from the Policy Date, or other date selected at GE Capital Life's sole discretion, based on the rebalancing frequency chosen by an Owner. Account Value must be allocated to each of the designated Investment Subdivisions for rebalancing to become effective.

     Portfolio Rebalancing is offered free of charge and will continue as long as there is Account Value in each of the designated Investment Subdivisions. Prior to that time, Owners may discontinue Portfolio Rebalancing by sending GE Capital Life a written cancellation notice. Owners may make changes to their Portfolio Rebalancing program by calling GE Capital Life at (800) 313-5282. Portfolio Rebalancing transfers are not included for the purpose of determining any transfer charge. Owners should consider the possible effects of electing other automatic programs such as Dollar-Cost Averaging and Systematic Withdrawals concurrent with Portfolio Rebalancing. GE Capital Life reserves the right to exclude Investment Subdivisions from Portfolio Rebalancing. GE Capital Life also reserves the right to discontinue Portfolio Rebalancing upon 30 days written notice to the Owner.

     Powers of Attorney. As a general rule and as a convenience to Owners, GE Capital Life allows the use of powers of attorney whereby Owners give third parties the right to effect Account Value transfers on behalf of the Owners. However, when the same third party possesses powers of attorney executed by many Owners, the result can be simultaneous transfers involving large amounts of Account Value. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are generally not compatible with the long-range goals of purchasers of the Policies. GE Capital Life believes that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds and this position is shared by the managements of those Funds.

     Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties holding multiple powers of attorney, GE Capital Life may not honor such powers of attorney and has instituted or will institute procedures to assure that the transfer requests that it receives have, in fact, been made by the Owners in whose names they are submitted. However, these procedures will not prevent Owners from making their own Account Value transfer requests.


     Surrenders

     The Owner may make a full or partial surrender of the Policy at any time before Income Payments begin by sending a written request to GE Capital Life at its Variable Annuity Service Center. The Policy must be submitted with a request for a full surrender.

     GE Capital Life will not permit a partial surrender that is less than $500 or that reduces the Account Value to less than $5,000. In the event that a partial surrender request would reduce the Account Value to less than $5,000, GE Capital Life will surrender only that amount of Account Value that would reduce the remaining Account Value to $5,000 and deduct any surrender charge from the amount surrendered.

     Owners may specify whether the partial surrender should be made from the Separate Account or the Guarantee Account. If the Owner does not so specify, the surrender will be made first from Account Value in the Separate Account and then from the Account Value in the Guarantee Account. Surrenders involving the Guarantee Account will come from interest rate guarantee periods in the order they were received.

     The amount payable on full surrender of the Policy is the Surrender Value at the end of the Valuation Period during which the request is received. The Surrender Value equals the Account Value on the date GE Capital Life receives a request for surrender less any applicable surrender charge. (See "Surrender Charges"). Any applicable Policy Maintenance Charge that has not been previously deducted may also be deducted from the Surrender Value. The Surrender Value may be paid in a lump sum or under one of the Optional Payment Plans specified in the Policy. (See "Optional Payment Plans"). Proceeds from the Separate Account will generally be paid within seven days of receipt of a request for a surrender. Postponement of payments may occur in certain circumstances. (See "Payment Under the Policies").

     Full and partial surrenders made before age 59 1/2 may have federal tax consequences, including the imposition of a penalty tax of 10% of the taxable portion withdrawn. Consult your tax adviser regarding the tax consequences associated with making withdrawals. (See "Federal Tax Matters").


     Systematic Withdrawals

     You may elect to receive, in the form of systematic withdrawals, any partial surrender not subject to surrender charges. We will treat your request for systematic withdrawals as a request for one partial surrender each policy year, payable in equal installments over a 12 month period. A surrender charge will be applied to any additional partial surrender(s) made during the time Systematic Withdrawal payments are being made, unless all surrender charges have expired. (See "Surrender Charges".)

     The commencement date of the Systematic Withdrawal may be no sooner than 30 days after the policy date. Each partial surrender may not exceed 10% of the account value on the effective date of that first installment for that policy year.

Systematic withdrawals end on the policy maturity date. We reserve the right to discontinue systematic withdrawals upon 30 days written notice to you.


     Systematic Withdrawals will be made from any Investment Subdivisions to which Account Value is allocated. Withdrawals will be made from each of the designated Investment Subdivisions in the same proportion that the Account Value in each Investment Subdivision bears to the total Account Value in all Investment Subdivisions from which the withdrawals are to be made. At any time while Systematic Withdrawals are being made, each of the designated Investment Subdivisions from which withdrawals are being made must count as one of the ten Investment Subdivisions to which the Account Value of the Policy may be allocated at any one time. (See "Allocating Premium Payments").

     After a series of Systematic Withdrawals has begun, the frequency and/or amount of payments may be changed upon request by the Owner, subject to the following rules:

   (1) only one such change may be requested in a calendar quarter;

   (2) if the maximum amount was not elected at the time the current series of Systematic Withdrawals was initiated, the remaining payments may be increased;

   (3) the total amount to be withdrawn during that 12-month period, including amounts already paid, remains limited to 10% of the Account Value at the time the current series of Systematic Withdrawals was initiated; and

   (4) if the current series of Systematic Withdrawals is discontinued, any remaining payments in the current 12-month period will be paid in a lump sum on request.

     Systematic Withdrawals may be discontinued at any time by the Owner by notifying GE Capital Life in writing. GE Capital Life reserves the right to discontinue Systematic Withdrawals upon 30 days written notice to Owners. Otherwise, payments will continue until the earlier of (i) the date on which a Systematic Withdrawal reduces the Account Value for the entire Policy below $5,000, or (ii) the date on which the total Account Value in all Investment Subdivisions designated for Systematic Withdrawals is insufficient to provide further payments on the mode in effect.

     If any Systematic Withdrawal would be or becomes less than $50, GE Capital Life reserves the right to reduce the frequency of payments to an interval that would result in each payment being at least $50. GE Capital Life also reserves the right to prohibit simultaneous Systematic Withdrawals and Dollar-Cost Averaging. Additional rules regarding Systematic Withdrawals, available payment modes, and instructions for electing this option are available upon request.

     The amount of each Systematic Withdrawal should be considered as a distribution and taxed in the same manner as a partial surrender of the Policy. However, there is some uncertainty regarding the tax treatment of Systematic Withdrawals, and it is possible that additional amounts may be includible in income. In addition, a 10% penalty tax may, subject to certain exceptions, be imposed on any amounts includible in income due to Systematic Withdrawals. For more information, see the "Federal Tax Matters" discussion of Taxation of Systematic Withdrawals.


     Death Provisions

     Before the Maturity Date. If an Owner, Joint Owner, or Annuitant dies before the Maturity Date (including before Income Payments begin), the Designated Beneficiary will be treated as the sole owner of the Policy, subject to the tax restrictions set forth below. A Death Benefit may be payable to the Designated Beneficiary upon receipt by GE Capital Life of Due Proof of Death. The Designated Beneficiary will be the first person listed below who is alive or in existence on the date of death:

                            (1) Owner

                            (2) Joint Owner

                            (3) Beneficiary

                            (4) Contingent Beneficiary

                            (5) Owner's estate

     If Joint Owners both survive, they become the Designated Beneficiary together. In such cases, for purposes of the distribution rules discussed below, each Designated Beneficiary will be treated separately with respect to each Designated Beneficiary's portion of the Policy.

     Even if the Designated Beneficiary is treated as the sole owner of this Policy, the death of the Designated Beneficiary will not be treated as the death of an Owner for purposes of the Death Benefit provisions below, nor will such death increase the time during which any required distributions from the Policy may be made.

     After the Maturity Date. If an Owner, Joint Owner, Annuitant, or Designated Beneficiary dies after the Maturity Date (including after Income Payments begin), payments that are already being made under the Policy will be made at least as rapidly as under the method of distribution in effect at the time of such death, notwithstanding any other provision of the Policy.

     Death Benefit at Death of Annuitant. If the Annuitant dies before the Income Payments begin, the Designated Beneficiary may elect to surrender the Policy for a Death Benefit within 90 days of the date of such death. If the election is not made within 90 days after the Annuitant's death, the Surrender Value will be payable instead of the Death Benefit.

     The Death Benefit will be the greater of: (1) the minimum death benefit (described below); or (2) the Account Value on the date GE Capital Life receives Due Proof of Death of the Annuitant. During the first six Policy years, and subsequently if the Annuitant was age 81 or older on the Policy Date, the minimum death benefit is the total Premium Payments adjusted for any partial surrenders. During any subsequent six-year period if the Annuitant was age 80 or younger on the Policy Date, the minimum death benefit will be the Death Benefit on the last day of the previous six-year period plus any Premium Payments since then, adjusted for any partial surrenders.

     In lieu of payment of the Death Benefit, the Designated Beneficiary may elect to continue the Policy after the Annuitant's death, provided that the distribution rules (described below) do not require distribution of the entire value of the Policy.

      If the Designated Beneficiary is eligible and elects to continue the Policy, the Account Value on the date GE Capital Life receives Due Proof of Death will be set equal to the Death Benefit on that date. Any increases in the Account Value will be allocated to the Investment Subdivisions using the Premium Payment allocation in effect at that time. If the Policy is continued after the death of the Annuitant, any Death Benefit payable subsequently (at the death of the new Annuitant) will be based on the new Annuitant's age on the Policy Date, rather than the age of the previously deceased Annuitant.

      If the Designated Beneficiary is not eligible to continue the Policy, the Account Value on the date we receive Due Proof of Death of the Annuitant will be set equal to the Death Benefit on that date and the distribution rules will govern payment of proceeds.

      Surrender charges will apply if the Policy is surrendered more than 90 days after the death of the Annuitant, without regard to whether or not the Account Value was increased.

     Distribution Rules. The Code requires that if an Owner dies before Income Payments begin, the entire value of the Policy must generally be distributed within five years of the date of the Owner's death. In the case of Joint Owners, this requirement applies if either Joint Owner dies before Income Payments begin. The following rules are designed to comply with these Code requirements, and are applicable upon the death of an Owner or Joint Owner, including the death of an Annuitant who is also an Owner. These rules will not apply upon the death of an Annuitant, if the Annuitant was not also an Owner of the Policy, all Owners of the Policy are natural persons, and a contingent Annuitant survives. Even if no contingent Annuitant is alive on the death of the Annuitant, if the Owner is a natural person, that Owner will be the contingent Annuitant. Therefore, on the death of the Annuitant, the rules apply only if (1) the Annuitant was an Owner, or (2) any Owner was not a natural person. In addition, special rules may apply under certain qualified plans as stated in the Policy.

     Before Income Payments begin, if the Designated Beneficiary is not the surviving spouse of the deceased Owner, Joint Owner or Annuitant, then the Surrender Value or the applicable Death Benefit will be paid in one lump sum to, or for the benefit of, the Designated Beneficiary. Instead of receiving a lump sum distribution, however, the Designated Beneficiary may elect: (1) to receive the Surrender Value at any time during the five-year period following the death of the Owner, Joint Owner, or Annuitant by partially or fully surrendering the Policy; or (2) to apply the entire Surrender Value (or applicable Death Benefit) under Optional Payment Plan 1 or 2 (described below under "Optional Payment Plans"), with the first payment to the Designated Beneficiary being made within one year after the date of death of the Owner, Joint Owner, or Annuitant, and with payments being made over the life of the Designated Beneficiary or over a period not exceeding the Designated Beneficiary's life expectancy.

     If the entire Surrender Value has not been paid to the Designated Beneficiary by the end of this five-year period following the date of death of the Owner, Joint Owner, or Annuitant, and payments have not begun in accordance with (2) above, then, in accordance with Code requirements and (1) above, GE Capital Life will terminate the Policy at the end of that five-year period and will pay the Account Value to, or for the benefit of, the Designated Beneficiary. After this, there will be no remaining value in the Policy. If the Designated Beneficiary dies before all required payments have been made, GE Capital Life will make any remaining payments to any person named in writing by the Designated Beneficiary. Otherwise, GE Capital Life will pay the Designated Beneficiary's estate.

     Rather than the rules described above under Tax Restrictions, special rules apply if the Designated Beneficiary is the surviving spouse of the deceased Owner, Joint Owner, or Annuitant. In these cases, the surviving spouse may continue the Policy as the Owner. In addition, that person will also become the Annuitant if the deceased was the Annuitant, there is no surviving contingent Annuitant, and the Policy has not been surrendered for one of the Death Benefits described above available upon the Annuitant's death. On the surviving spouse's death, the entire interest in the Policy will be paid within five years of such spouse's death to the Designated Beneficiary named by the surviving spouse (and if no Designated Beneficiary has been named, such payment will be made to the surviving spouse's estate).


                            CHARGES AND DEDUCTIONS


     Surrender Charges

     GE Capital Life incurs certain sales and other expenses when the Policies are issued. The majority of these expenses consist of commissions paid for sales of these Policies; however, other distribution expenses are incurred in connection with the printing of prospectuses, conducting seminars and other marketing, sales, and promotional activities. To recover a portion of these expenses, a surrender charge (also referred to as a contingent deferred sales charge) is imposed on full and certain partial surrenders. Set forth below is a general discussion of the amount and nature of the charge, followed by a more technical explanation of how the charge is calculated.

     Surrender charges will be imposed on full and partial surrenders of Premium Payments made within six years of such payments. Surrender charges are made to cover certain expenses relating to the sale of the Policy, including commissions to registered representatives and other promotional expenses. Surrender charges also apply to payments GE Capital Life makes upon maturity if the Maturity Date occurs within six years of receipt of a Premium Payment.

     Surrender charges are deducted from the amount surrendered. Premium Payments are deemed to be surrendered before other components of Account Value. Surrender charges are determined using the assumption that Premium Payments are surrendered on a first-in first-out basis, up to the amount surrendered. For each such Premium Payment, the charge is a percentage of the Premium Payment (or portion thereof) surrendered. The charge is calculated separately for each Premium Payment at the time it is surrendered, as specified in the table below.





                                                Surrender Charge
      Number of Full and Partially         (as a Percentage of Premium
 Completed Years Since Premium Payment        Payment Surrendered)
---------------------------------------   ----------------------------
                   1                                   6%
                   2                                   6%
                   3                                   6%
                   4                                   6%
                   5                                   4%
                   6                                   2%
              7 and later                              0%

     After all Premium Payments have been surrendered, any remaining Account Value may be surrendered without incurring surrender charges.


     Reduced Charges on Certain Surrenders. No surrender charge applies to the first surrender in any Policy year, if the amount surrendered is not more than 10% of the Account Value at the end of the Valuation Period during which the surrender request is received. If the first surrender in any Policy year is a full surrender, or a partial surrender of more than 10% of the Account Value, no surrender charge will apply to a portion of the amount surrendered equal to 10% of the Account Value. Any remaining portion of the amount surrendered may be subject to surrender charges, as described above. The amount subject to charge will not exceed the amount surrendered.


     Waived Surrender Charges for Certain Optional Payment Plans. Surrender charges otherwise applicable will be waived if the amount surrendered is applied to Optional Payment Plans 1, 2 (for a period of five or more years), 3 (for a payment period of at least 5 years based on guarantee interest) or 5. (See "Optional Payment Plans").

 Transfer Charges

     The Owner may transfer amounts from and among the Investment Subdivisions of the Separate Account and the Guarantee Account. Twelve transfers in each calendar year will be made without charge. Thereafter, each time amounts are transferred during that calendar year, a transfer charge of $10 will be deducted from the amount transferred to compensate GE Capital Life for the costs in making the transfer. No transfer charge is imposed on transfers occurring after Income Payments begin.


     Mortality and Expense Risk Charge

     A charge will be deducted from each Investment Subdivision to compensate GE Capital Life for certain mortality and expense risks assumed in connection with the Policies. This charge is not assessed against Account Value in the Guarantee Account. The charge will be deducted daily and equals 0.003446% for each day in a Valuation Period. The effective annual rate of this charge, which is compounded daily, is 1.25% of the average daily net assets of the Account. GE Capital Life guarantees that this charge of 1.25% will never increase.

     The mortality risk assumed by GE Capital Life arises from its contractual obligation to make Income Payments to each payee regardless of how long all Annuitants or any individual Annuitant may live. Although Variable Income Payments will vary in accordance with the investment performance of the shares purchased by each Investment Subdivision, they will not be affected by the mortality experience of persons receiving such payments or of the general population. This assures each payee that neither the longevity of Annuitants nor an improvement in life expectancy generally will have an adverse effect on the Variable Income Payments received under the Policy. Mortality risk also arises from the possibility that the Death Benefit will be greater than the Account Value.

     The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policies. If proceeds from this charge are not needed to cover mortality and expense risks, GE Capital Life may use proceeds to finance distribution of the Policies.


     Administrative Expense Charge

     A charge will be deducted from each Investment Subdivision to compensate GE Capital Life for certain administrative expenses incurred in connection with the Policies. This charge is not assessed against Account Value in the Guarantee Account. The charge will be deducted daily and equals 0.000411% for each day in a Valuation Period. The effective annual rate of this charge, which is compounded daily, is 0.15% of the average daily net assets of the Account.


     Annual Policy Maintenance Charge

     A charge of $25 will be deducted annually from the Account Value of each Policy to compensate GE Capital Life for certain administrative expenses incurred in connection with the Policies. The charge will be deducted at each anniversary and at surrender. GE Capital Life will waive this charge if the Account Value exceeds $75,000 at the time the charge is due. The Policy Maintenance Charge will compensate GE Capital Life for issuance, processing, start-up and on-going administration expenses. These expenses include the cost of processing applications, establishing Policy records, premium collection, recordkeeping, processing Death Benefit claims, full or partial surrenders, transfers, and reporting and overhead costs. Once a Policy is issued, the amount of the Policy Maintenance Charge is guaranteed for the life of the Policy.

     The annual Policy Maintenance Charge will be allocated among the Investment Subdivisions in the same proportion that the Policy's Account Value in each Investment Subdivision bears to the total Account Value in all Investment Subdivisions at the time the charge is made. If there is insufficient Account Value in the Separate Account at the time the charge is deducted, the annual Policy Maintenance Charge will be deducted from the Guarantee Account. (See "Policy Maintenace Charge") Other allocation methods may be available upon request.


     Tax Charges

     Because of its current status under the Code, GE Capital Life does not expect to incur any federal income tax liability that would be chargeable to the Separate Account. Based upon this expectation, no charge is being made currently to the Separate Account for federal income taxes. If, however, GE Capital Life determines that such taxes may be incurred, it may assess a charge for those taxes from the Separate Account.

 Fund Charges

     Because the Separate Account purchases shares of the Funds, the net assets of each Investment Subdivision will reflect the investment advisory fee and other expenses incurred by the investment portfolio of the Fund in which the Investment Subdivision invests. For more information concerning these charges, read the individual Fund prospectuses.


                                INCOME PAYMENTS


     Income Payments

     GE Capital Life will pay an Income Payment to the Owner beginning on the Maturity Date if the Annuitant is still living, or earlier, as required by some qualified plans. The Income Payment will be paid in the form of Variable Income Payments similar to those described in Optional Payment Plan 1, Life Income with 10 Years Certain using the gender and settlement age of the Annuitant instead of the payee, unless the Owner elects payment under another Optional Payment Plan. Under the Life Income with 10 Years Certain plan, if the Annuitant lives longer than 10 years, payments will continue for his or her life. If the Annuitant dies before the end of 10 years, the remaining payments for the 10-year period will be discounted at the same rate used to calculate the Income Payment. This discounted amount will be paid in one sum. Income payments under qualified plans will follow the requirements set forth under the policy.

     Unless a different date is requested, the Maturity Date shall not go beyond the Annuitant's 90th birthday. You may change the Maturity Date to any earlier date by sending GE Capital Life written notice before the Maturity Date then in effect.

     During the lifetime of the Annuitant and prior to the Maturity Date, however, the Owner, or the Designated Beneficiary upon the Owner's death, may elect by written notice to the Variable Annuity Service Center, to receive payments in a lump sum or under one of the Optional Payment Plans described below. (If the election is being made by the Designated Beneficiary, only available plans may be chosen.) Plans that base payment on the life or lives of one or more individuals will base such payment on the life of the Annuitant or the Annuitant and an additional individual.

     Income Payments will be made monthly unless the Owner elects quarterly, semi-annual or annual payments by written request to GE Capital Life. However, if any payment made more frequently than annually would be or becomes less than $20, GE Capital Life reserves the right to reduce the frequency of payments to an interval that would result in each payment being at least $20. If the annual payment payable is less than $20, GE Capital Life will pay the Maturity Value (described below) in a lump sum and the Policy will terminate effective as of the Maturity Date and GE Capital Life will have no further obligation under the Policy.


     Determination of Income Payments

     The initial Income Payment under the Life Income with 10 Years Certain plan is calculated by multiplying (a) times (b), divided by (c) where: (a) is the monthly payment rate per $1,000, shown under the Policy's Optional Payment Plans for Life Income with 10 Years Certain, using the gender and settlement age of the Annuitant, instead of the payee, on the Maturity Date; (b) is the Maturity Value, which equals the Surrender Value on the day immediately preceding the Maturity Date; and (c) is $1,000.

     If at the time Income Payments begin, the Owner has not provided GE Capital Life with a written election not to have federal income taxes withheld, GE Capital Life must by law withhold such taxes from the taxable portion of such Income Payments and remit that amount to the federal government. Also, in some other circumstances, GE Capital Life may withhold taxes. (See "Direct Rollover and Mandatory Withholding Requirements, and Federal Income Tax Withholding".)


     Optional Payment Plans

     Death Benefit and Surrender Value payments will be paid in one lump sum, and Income Payments will be paid as described in the Income Payment section. Subject to the payment plan rules stated in the Policy, and to the Death Benefit and distribution rules stated above, however, any part of Death Benefit or Surrender Value payments can be left with GE Capital Life and paid under an Optional Payment Plan. (For the tax treatment of Surrender Value payments and Death Benefits, see "Taxation of Partial and Full Surrenders," and "Taxation of Death Benefit Proceeds"). During the Annuitant's life, the Owner (or the Designated Beneficiary at the Owner's death) may choose a plan. If a Beneficiary is changed, then the plan selection is no longer in effect unless a request to continue it is made in writing. The Designated Beneficiary can choose a plan at the death of the Annuitant if one has not been chosen.

     Optional Payment Plans can provide either Fixed Income Payments or Variable Income Payments as selected by the Owner or the payee. There are currently five plans available. Plans 1 through 5 can be used to provide Fixed Income Payments, while only plans 1 and 5 are available to provide Variable Income Payments. A plan and the form of the Income Payments may be designated in the application or by notifying GE Capital Life in writing at its Variable Annuity Service Center. If the payee is not a natural person, consent of GE Capital Life is required prior to selecting a plan.

     The effect of choosing a Fixed Income Payment is that the minimum amount of each Income Payment will be calculated on the date the first Income Payment is made and will not change. If Fixed Income Payments are chosen, the proceeds will be transferred to the General Account of GE Capital Life on the date the Income Payments begin. Benefits will not be less than those that would be provided to a single premium immediate annuity applicant of the same class. Payments made will equal or exceed those required by the State of New York. For further information, you should contact GE Capital Life at its Variable Annuity Service Center.

     If the Owner, (or the Designated Beneficiary) elects to receive Variable Income Payments under Optional Payment Plan 1 or 5, the proceeds may be allocated among up to ten Investment Subdivisions. The first Variable Income Payment is determined by the Optional Payment Plan chosen and the amount of proceeds applied to the plan. The dollar amount of subsequent Income Payments will reflect the investment experience of the selected Investment Subdivisions and is determined by means of Annuity Units. Benefits under a variable income option will not be less than those that would be provided to an applicant of the same class under the corresponding option for a single premium variable immediate annuity. Once variable income payments have commenced, neither expenses actually incurred, other than taxes on the investment return, nor mortality actually experienced, will adversely affect the dollar amount of variable income payments.

     The number of Annuity Units for an Investment Subdivision will be determined when Income Payments begin and will remain fixed unless transferred. (See "Transfers.") The number of Annuity Units for an Investment Subdivision is
(a) divided by (b) where: (a) is the portion of the first Income Payment allocated to that Investment Subdivision; and (b) is the Annuity Unit Value for that Investment Subdivision seven days before the first Income Payment is due. For subsequent payments, the Income Payment amount for an Investment Subdivision is the number of Annuity Units for that Investment Subdivision multiplied by the Annuity Unit Value for that Investment Subdivision seven days before the payment is due.

     For each Investment Subdivision, the Annuity Unit Value for the first Valuation Period was $10. The Annuity Unit Value for each subsequent Valuation Period is (a) times (b) times (c) where: (a) is the Net Investment Factor for that period; (b) is the Annuity Unit Value for the immediately preceding Valuation Period; and (c) is the investment result adjustment factor.

     The investment result adjustment factor recognizes an assumed interest rate of 3% per year used in determining the amounts of the Income Payments. This means that if the net investment experience of the Investment Subdivision to which the Annuity Units apply for a given month exceeds the monthly equivalent of 3% per year, the monthly payment will be greater than the previous payment. If the net investment experience for such Subdivision is less than the monthly equivalent of 3% per year, the monthly payment will be less than the previous monthly payment.

     Payments under Optional Payment Plans 1, 2, 3 or 5 will begin on the date we receive proof of death, on surrender, or on the Maturity Date. Payments under Plan 4 will begin at the end of the first interest period after the date proceeds are otherwise payable. Plan 4 is not available under Qualified Policies.

     Under all of the Optional Payment Plans, if any payment made more frequently than annually would be or becomes less than $100, GE Capital Life reserves the right to reduce the frequency of payments to an interval that would result in each payment being at least $20. If the annual payment payable is less than $20, GE Capital Life will pay the Surrender Value in a lump sum. Upon making such a payment, GE Capital Life will have no future obligation under the Policy.

     The fixed income options are shown below. Variable income options, if applicable, have the same initial payment as the corresponding fixed option.

     Plan 1 -- Life Income with Period Certain. Equal monthly payments will be made for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at 3% compounded yearly. GE Capital Life may increase the interest rate and the amount of any payment. If the payee dies before the end of the guaranteed period, the amount of remaining payments for the minimum period will be discounted at the same rate used in calculating Income Payments. "Discounted" means GE Capital Life will deduct the amount of interest each remaining payment would have earned had it not been paid out early. The discounted amounts will be paid in one sum to the payee's estate unless otherwise provided.

     Plan 2 -- Income for a Fixed Period. Equal periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. Guaranteed amounts payable under this plan will earn interest at 3% compounded yearly. GE Capital Life may increase the interest and the amount of any payment. If the payee dies, the amount of the remaining guaranteed payments will be discounted to the date of the payee's death at the same rate used in calculating Income Payments. The discounted amount will be paid in one sum to the payee's estate unless otherwise provided.


     Plan 3 -- Income of a Definite Amount. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If Fixed Income Payments are made under this plan, unpaid Proceeds will earn interest at 3% compounded yearly. GE Capital Life may increase the interest rate; if the interest rate is increased, the payment period will be extended. If the payee dies, the amount of the remaining proceeds with earned interest will be paid in one sum to his or her estate unless otherwise provided.

     Plan 4 -- Interest Income. Periodic payments of interest earned from the proceeds left with GE Capital Life will be paid. Payments can be annual, semi-annual, quarterly, or monthly, and will begin at the end of the first period chosen. Proceeds will earn interest at 3% compounded yearly. GE Capital Life may increase the interest rate and the amount of any payment. If the payee dies, the amount of remaining proceeds and any earned but unpaid interest will be paid in one sum to his or her estate unless otherwise provided. This plan is not available under Qualified Policies.

     Plan 5 -- Joint Life and Survivor Income. Equal monthly payments will be made to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If Fixed Income Payments are made under this Plan, the guaranteed amount payable under this plan will earn interest at 3% compounded yearly. GE Capital Life may increase the interest rate and the amount of any payment. If both payees die before the end of the minimum period, the amount of the remaining payments for the 10-year period will be discounted at the same rate used in calculating Income Payments. The discounted amount will be paid in one sum to the survivor's estate unless otherwise provided.


                            TOTAL RETURN AND YIELDS

     From time to time, GE Capital Life may advertise total return and/or yield for the Investment Subdivisions. Certain portfolios of the Funds have been in existence prior to the commencement of the offering of the Policies. GE Capital Life may advertise or include in sales literature the performance of the Investment Subdivisions that invest in these portfolios for these prior periods. The performance information of any period prior to the commencement of the offering of the Policies is calculated as if the Policy had been offered during those periods, using current charges and expenses. In addition, each Investment Subdivision may, from time to time, advertise performance relative to certain performance rankings and indices compiled by independent organizations.

     Performance information discussed herein is based on historical results and does not indicate or project future performance. More detailed information as to the calculation of performance information appears in the Statement of Additional Information.

     Total return and yields for the Investment Subdivision are based on the investment performance of the corresponding investment portfolios of the Funds. Each portfolio's performance in part reflects its expenses. See the prospectuses for the Funds for Fund expense information.

     Total return for an Investment Subdivision refers to quotations made assuming an investment under a Policy has been held in that Investment Subdivision for various periods of time including 1 year, 5 years and 10 years, or from inception of the Investment Subdivisions if any of those periods are not available. When an Investment Subdivision has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.

     An average annual total return quotation represents the average annual compounded rate of return that would equate a hypothetical initial investment of $1,000 (as of the first day of the period for which the total return quotation is provided) to the redemption value of that investment (as of the last day of the period). Such quotations show the average annual percentage change in the value of a hypothetical investment during the periods specified. The standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Investment Subdivision (including any Surrender Charge that would apply if an Owner terminated the Policy at the end of each period indicated and any deductions for premium payment taxes).

     In addition to the standardized version described above, total return performance quotations computed on non-standard bases may be used in advertisements. For example, average annual total return information may be presented, computed on the same basis as described above, except deductions will not include sales or administrative charges. Average annual total returns that exclude sales or administrative expenses, or both, will be greater than standardized average annual total returns for comparable periods. Total return for an Investment Subdivision refers to quotations made assuming that an investment under a Policy has been held in the Investment Subdivision for various periods of time. Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

     The yield of a "money market" Investment Subdivision refers to the income generated by an investment in that Investment Subdivision over a specified seven-day period, which is then annualized. Yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The effective yield is calculated similarly but the income earned by an investment in that money market Subdivision is assumed to be reinvested each period. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of an Investment Subdivision (other than a "money market" Subdivision) refers to the income generated by an investment in that Investment Subdivision over a specified 30-day (or one-month) period. The income generated over the period is assumed to be generated and reinvested each month for six months. The resulting semi-annual yield is then doubled.

     In advertising and sales literature, the performance of each Investment Subdivision may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Investment Subdivisions. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

     Lipper's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

     Advertising and sales literature may also compare the performance of each Investment Subdivision to various widely recognized indices. One such index is the Standard & Poor's 500 Composite Stock Price Index, a measure of stock market performance. This unmanaged index does not consider tax consequences or the expense of operating or managing an investment portfolio, and may not consider reinvestment of income dividends.

     GE Capital Life may also report other information including the effect of tax-deferred compounding on an Investment Subdivision's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from the Investment Subdivisions' investments in the Funds are reinvested on a tax-deferred basis.


                              FEDERAL TAX MATTERS


     Introduction

     The following discussion is general in nature and is not intended as tax advice. The federal income tax consequences associated with the purchase of a Policy are complex, and the application of the pertinent tax rules to a particular person may vary according to facts peculiar to that person. This discussion is based on the law, regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions. This discussion does not address state or other local tax consequences associated with the purchase of a Policy.

     GE CAPITAL LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

 Non-Qualified Policies

     Premium Payments. A purchaser of a Policy that does not qualify for the special tax treatment discussed below in connection with Policies used as individual retirement annuities or used with other qualified retirement plans may not deduct or exclude from gross income the amount of the premiums paid. In this discussion, such a Policy is called a "Non-Qualified Policy".

     Tax Deferral During Accumulation Period. In general, until distributions are made or deemed to be made from a Non-Qualified Policy (as discussed below), an Owner who is a natural person is not taxed on increases in the Account Value resulting from the investment experience of the Separate Account. However, this rule applies only if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) GE Capital Life, rather than the Owner, is considered the owner of the assets of the Separate Account for federal tax purposes.

     (1) Diversification Requirements. Treasury Department regulations prescribe the manner in which the investments of a separate account such as the Separate Account are to be "adequately diversified." Any failure of the Separate Account to comply with the requirements of these regulations would cause each Owner to be taxable currently on the increase in the Account Value.

     The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury Department regulations. Although GE Capital Life does not control the investments of the Funds, it has entered into agreements regarding participation in the Funds which require the Funds to be operated in compliance with the requirements prescribed by the Treasury Department.

     (2) Ownership Treatment. In certain circumstances, variable contract owners may be considered the owners, for federal tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owners' gross income annually as earned. The Internal Revenue Service (the "Service") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset (i.e. separate) account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the separate account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts (of a separate account) without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

     The ownership rights under the Policy are similar to, but different in certain respects from, those addressed by the Service in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner of this Policy has the choice of more Funds to which to allocate Premium Payments and Account Values, and may be able to reallocate more frequently than in such rulings. These differences could result in an Owner being considered, under the standard of those rulings, the owner of the assets of the Separate Account. Because GE Capital Life does not know what standards will be set forth in regulations or revenue rulings which the Treasury Department has stated it expects to be issued, GE Capital Life has reserved the right to modify its practices to attempt to prevent the Owner from being considered the owner of the assets of the Separate Account.

     Frequently, if the Service or the Treasury Department sets forth a new position which is adverse to taxpayers, the position is applied on a prospective basis only. Thus, if the Service or the Treasury Department were to issue regulations or a ruling which treated an Owner as the owner of the assets of the Separate Account, that treatment might apply only on a prospective basis. However, if the ruling or regulations were not considered to set forth a new position, an Owner might retroactively be determined to be the owner of the assets of the Separate Account.

     An Owner who is not a natural person -- that is, an entity such as a corporation or a trust -- generally is taxable currently on the annual increase in the Account Value of a Non-Qualified Policy, unless an exception to this general rule applies. Exceptions exist for, among other things, an Owner which is not a natural person but which holds the Policy as an agent for a natural person. The following discussion applies to Policies owned by natural persons.

     In addition, if the Policy's Maturity Date occurs at a time when the Annuitant is at an advanced age, such as over age 85, it is possible that the Owner will be taxable currently on the annual increase in the Account Value.

     Taxation of Partial and Full Surrenders. A distribution is made from a Non-Qualified Policy upon the Policy's partial or full surrender. Any amount so distributed upon a partial surrender is includible in income to the extent that the Account Value immediately before the partial surrender exceeds the "investment in the contract" at that time. The amount distributed upon a full surrender is includible in income to the extent that the Policy's Surrender Value exceeds the investment in the contract at the time of surrender. For these purposes, the investment in the contract at any time equals the total of the Premium Payments made for a Policy to that time, less any amounts previously received from the Policy which were not included in income.

     If an Owner transfers a Policy without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be taxed on the difference between his or her Account Value and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

     In addition, the Policy provides a Death Benefit that in certain circumstances may exceed the greater of the Premium Payments and the Account Value. As described elsewhere in this Prospectus, GE Capital Life imposes certain charges with respect to the Death Benefit. It is possible that some portion of those charges could be treated for federal tax purposes as a partial surrender of the Policy.

     All non-qualified annuity contracts which are issued by GE Capital Life or any of its affiliates with the same person designated as the Owner within the same calendar year will be aggregated and treated as one contract for purposes of determining any tax on distributions.

     Taxation of Annuity Payments. Amounts may be distributed from a Non-Qualified Policy as payments under one of the five Optional Payment Plans. In the case of Optional Payment Plans other than Plan 4 (Interest Income), typically a portion of each payment is includible in income when it is distributed. Normally, the portion of a payment includible in income equals the excess of the payment over the exclusion amount. The exclusion amount, in the case of Variable Income Payments under Plans 1 and 5, is the amount determined by dividing the "investment in the contract" allocated to that plan for the Policy when the payments begin to be made (as defined above), adjusted for any period-certain or refund feature, by the number of payments expected to be made (determined by Treasury Department regulations). Also, in the case of Fixed Income Payments under Plans 1, 2, 3, and 5, the exclusion amount is the amount determined by multiplying the payment by the ratio of such investment in the contract allocated to that plan, adjusted for any period-certain or refund feature, to the Policy's "expected return" (determined under Treasury Department regulations). However, payments which are received after the investment in the contract has been fully recovered -- i.e., after the sum of the excludable portions of the payments equals the investment in the contract -- will be fully includible in income. On the other hand, should the payments cease because of the death of the Annuitant before the investment in the contract has been fully recovered, the Annuitant (or, in certain cases, the Designated Beneficiary) is allowed a deduction for the unrecovered amount.

     If certain amounts, such as the Death Benefit, become payable in a lump sum from a Policy, it is possible that such amounts might be viewed as constructively received and thus subject to tax, even though not actually received. A lump sum will not be constructively received if it is applied under an Optional Payment Plan within 60 days after the date on which it becomes payable. (Any Optional Payment Plan selected must comply with applicable minimum distribution requirements imposed by the Code.)

     In the case of Optional Payment Plan 4, the proceeds left with GE Capital Life are considered distributed for tax purposes at the time Plan 4 takes effect, and are taxed in the same manner as a full surrender of the Policy, as described above. The periodic interest payments are includible in the recipient's income when they are paid or made available. In addition, if amounts are applied under Plan 3 when the payee is at an advanced age, such as age 80 or older, it is possible that such amounts would be treated in a manner similar to that under Plan 4.

     Taxation of Systematic Withdrawals. In the case of Systematic Withdrawals, the amount of each withdrawal should be considered as a distribution and taxed in the same manner as a partial surrender of the Policy, as described above. However, there is some uncertainty regarding the tax treatment of Systematic Withdrawals, and it is possible that additional amounts may be includible in income.

     Taxation of Death Benefit Proceeds. Amounts may be distributed before the Maturity Date from a Non-Qualified Policy because of the death of the Owner, a Joint Owner, or the Annuitant. Such Death Benefit proceeds are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Policy, as described above (substituting the Death Benefit Proceeds for the Surrender Value), or (2) if distributed under an Optional Payment Plan, they are taxed in the same manner as annuity payments, as described above.

     Penalty Tax on Premature Distributions. Subject to certain exceptions, a penalty tax is also imposed on the foregoing distributions from a Non-Qualified Policy, equal to 10 percent of the amount of the distribution that is includible in income. The exceptions provide, however, that this penalty tax does not apply to distributions made (1) on or after the recipient attains age 59 1/2, (2) because the recipient has become disabled (as defined in the tax law), (3) on or after the death of the Owner, or if such Owner is not a natural person, on or after the death of the primary Annuitant under the Policy (as defined in the tax law), or (4) as part of a series of substantially equal periodic payments over the life (or life expectancy) of the recipient or the joint lives (or life expectancies) of the recipient and his or her designated beneficiary (as defined in the tax law). In the case of Systematic Withdrawals, it is uncertain whether such withdrawals will qualify for exception (4) above. If Systematic Withdrawals did qualify for this exception, any modification of the systematic withdrawals could result in certain adverse tax consequences. In addition, a transfer between Investment Subdivisions may result in payments not qualifying for exception (4) above.

     Assignments. An assignment or pledge of (or an agreement to assign or pledge) a Non-Qualified Policy is taxed in the same manner as a partial surrender, as described above, to the extent of the value of the Policy so assigned or pledged. The investment in the contract is increased by the amount includible as income with respect to such assignment or pledge, though it is not affected by any other amount in connection with the assignment or pledge (including its release).

     Loss of Interest Deduction Where Policies are Held by or for the Benefit of Certain Non-Natural Persons. In the case of Policies issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, otherwise deductible interest may no longer be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Policy. However, this interest deduction disallowance does not affect Policies where the income on such Policies is treated under section 72(u) of the Code as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Policy, or entities that will be beneficiaries with respect to a Policy, should consult a tax advisor.


     Qualified Policies

     The following sections describe tax considerations of Policies used as Individual Retirement Annuities or other qualified retirement plans ("Qualified Policies"). GE Capital Life does not currently offer all of the types of Qualified Policies described, and may not offer them in the future. Prospective purchasers of Qualified Policies should therefore contact GE Capital Life's Variable Annuity Service Center to ascertain the availability of Qualified Policies at any given time.


     IRA Policies

     Premium Payments. A Policy that meets certain requirements set forth in the tax law may be used as an individual retirement annuity (i.e., an "IRA Policy"). Both the amount of the Premium Payments that may be paid, and the tax deduction that the Owner may claim for such Premium Payments, are limited under an IRA Policy.

     In general, the Premium Payments that may be made for any IRA Policy for any year are limited to the lesser of $2,000 or 100 percent of the individual's earned income for the year. Also, with respect to an individual who has less income than his or her spouse, Purchase Payments may be made by that individual to an IRA Policy to the extent of the lesser of (1) $2,000, or (2) the sum of
(i) the compensation includible in such individual's gross income for the taxable year and (ii) the compensation includible in the gross income of the individual's spouse for the taxable year reduced by the amount allowed as a deduction for IRA contributions to such spouse. An excise tax is imposed on IRA contributions that exceed the law's limits.

     The deductible amount of the Premium Payments made for an IRA Policy for any taxable year is limited to the amount of the Premium Payments that may be paid for the Policy for that year. Furthermore, a single person who is an active participant in a qualified retirement plan (that is, a qualified pension, profit-sharing, or annuity plan, a simplified employee pension plan, a "SIMPLE" retirement account, or a "section 403(b)" annuity plan, as discussed below) and who has adjusted gross income in excess of $35,000 may not deduct Premium Payments, and such a person with adjusted gross income between $25,000 and $35,000 may deduct only a portion of such payments. Also, married persons who file a joint return, one of whom is an active participant in a qualified retirement plan, and who have adjusted gross income in excess of $50,000 may not deduct Premium Payments, and those with adjusted gross income between $40,000 and $50,000 may deduct only a portion of such payments. Married persons filing separately may not deduct Premium Payments if either the taxpayer or the taxpayer's spouse is an active participant in a qualified retirement plan.

     In applying these and other rules applicable to an IRA Policy, all individual retirement accounts and annuities owned by an individual are treated as one Policy, and all amounts distributed during any taxable year are treated as one distribution.

     Tax Deferral During Accumulation Period. Until distributions are made from an IRA Policy, increases in the Account Value of the Policy are not taxed.

     IRA Policies generally may not provide life insurance coverage, but they may provide a death benefit that equals the greater of the premiums paid and the contract value. The Policy provides a Death Benefit that in certain circumstances may exceed the greater of the Premium Payments and the Account Value. It is possible that the Policy's Death Benefit provisions could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Policy would be not be viewed as satisfying the requirements of an IRA Policy.

     Taxation of Distributions and Rollovers. If all Premium Payments made to an IRA Policy were deductible, all amounts distributed from the Policy are included in the recipient's income when distributed. However, if nondeductible Premium Payments were made to an IRA Policy (within the limits allowed by the tax law), a portion of each distribution from the Policy typically is included in income when it is distributed. In such a case, any amount distributed as an annuity payment or in a lump sum upon death or a full surrender is taxed as described above in connection with such a distribution from a Non-Qualified Policy, treating as the investment in the contract the sum of the nondeductible Premium Payments at the end of the taxable year in which the distribution commences or is made (less any amounts previously distributed that were excluded from income). Also in such a case, any amount distributed upon a partial surrender is partially includible in income. The includible amount is the excess of the distribution over the exclusion amount which in turn equals the distribution multiplied by the ratio of the investment in the contract to the Account Value.

     In any event, subject to the direct rollover and mandatory withholding requirements (discussed below) amounts may be "rolled over" from a qualified retirement plan to an IRA Policy (or from one individual retirement annuity or individual retirement account to an IRA Policy) without incurring tax if certain conditions are met. Only certain types of distributions from qualified retirement plans or individual retirement annuities may be rolled over.

     Penalty Taxes. Subject to certain exceptions, a penalty tax is also imposed on distributions from an IRA Policy equal to 10 percent of the amount of the distribution includible in income. (Amounts rolled over from an IRA Policy generally are excludable from income.) The exceptions provide, however, that this penalty tax does not apply to distributions made (1) on or after age 59 1/2, (2) on or after death or because of disability (as defined in the tax law), or (3) as part of a series of substantially equal periodic payments over the life (or life expectancy) of the recipient or the joint lives (or joint life expectancies) of the recipient and his or her designated beneficiary (as defined in the tax law). In addition to the foregoing, failure to comply with a minimum distribution requirement will result in the imposition of a penalty tax of 50 percent of the amount by which a minimum required distribution exceeds the actual distribution from an IRA Policy. Under this requirement, distributions of minimum amounts from an IRA Policy as specified in the tax law must commence by April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2, or when he or she retires, whichever is later. Further, after 1988, such distributions generally must begin by April 1 of the calendar year in which the employee attains age 70 1/2 regardless of whether he or she has retired.


     Roth IRAs

     Recently enacted Section 408A of the Code permits eligible individuals to contribute to a type of IRA Policy known as a "Roth IRA." Roth IRAs differ from other IRA Policies in several respects. Among the differences is that, although Premium Payments to a Roth IRA are not tax deductible, "qualified distributions" from a Roth IRA will be excludable from income. Additionally, the eligibility and mandatory distribution requirements for Roth IRAs differ from non-Roth IRA Policies.

     Premium Payments. The maximum amount of contributions allowable for any taxable year to all Roth IRAs maintained for an individual (the "contribution limit") generally is the lesser of $2,000 and 100% of compensation for the taxable year. The contribution limit is reduced by the amount of any deductible and non-deductible contributions to a non-Roth IRA Policy. For individuals who file a joint return and receive less compensation for the taxable year than their spouse, special rules apply.

     For taxpayers with adjusted gross incomes in excess of certain limits, no contribution (or only a reduced contribution) to a Roth IRA is allowed. For married individuals filing a joint return, the contribution limit is phased out for adjusted gross incomes between $150,000 and $160,000. (Special rules apply to married individuals filing separate returns.) For single individuals, the contribution limit is phased out for adjusted gross incomes between $95,000 and $110,000.

     Rollovers. A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover contribution to a Roth IRA from another Roth IRA or from a non-Roth IRA Policy, but only if such rollover contribution meets the rollover requirements for IRA Policies under section 408(d)(3) of the Code. In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from a non-Roth IRA Policy. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA Policy to a Roth IRA.

     In the case of a qualified rollover contribution or a transfer from a non-Roth IRA Policy to a Roth IRA, any portion of the amount rolled over which would be includible in gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in gross income. However, the 10 percent penalty tax on premature distributions generally will not apply. If such a rollover occurs before January 1, 1999, any portion of the amount rolled over which is required to be included in gross income must be included ratably over the 4-taxable year period beginning with the taxable year in which the rollover is made.

     Conversions. All or part of amounts in a non-Roth IRA Policy may be converted into a Roth IRA. Such a conversion can be made without taking an actual distribution from the IRA Policy. For example, an individual may make a conversion by notifying the IRA Policy issuer or trustee, whichever is applicable. The conversion of an IRA Policy to a Roth IRA is a special type of qualified rollover contribution. Hence, the IRA Policy participant must be eligible to make a qualified rollover contribution in order to convert an IRA Policy to a Roth IRA. A conversion typically will result in the inclusion of some or all of the IRA Policy value in gross income, as described above.

     UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF A NON-ROTH IRA POLICY TO A ROTH IRA. WHETHER AN OWNER SHOULD DO SO WILL DEPEND ON THE IRA POLICY OWNER'S PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER THE OWNER IS QUALIFIED TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, HIS OR HER FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, AND ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM THE OWNER'S ROTH IRA (SEE DISCUSSION BELOW OF "NONQUALIFIED DISTRIBUTIONS" AND "PENDING LEGISLATION"). PERSONS CONSIDERING A ROLLOVER, TRANSFER, OR CONVERSION SHOULD CONSULT A QUALIFIED TAX ADVISOR.

     Qualified Distributions. Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after the Owner attains age 59 1/2, (b) made after the Owner's death, (c) attributable to the Owner being disabled, or (d) a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code. Second, the payment or distribution must be made in a taxable year that is at least five years after (a) the first taxable year for which a contribution was made to any Roth IRA established for the Owner, or (b) in the case of a payment or distribution properly allocable to a qualified rollover contribution from a non-Roth IRA Policy (or income allocable thereto), the taxable year in which the rollover contribution was made.

     Nonqualified Distributions. A distribution from a Roth IRA which is not a qualified distribution is generally taxed in the same manner as a distribution from a non-Roth IRA Policy. However, such a distribution will be treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. Generally, all Roth IRAs are aggregated to determine the tax treatment of distributions.

     Mandatory Distributions. Distributions of minimum amounts from a Roth IRA need not commence at age 70 1/2. However, if the Owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the Policy must be distributed by December 31 of the calendar year containing the fifth anniversary of the Owner's death, subject to certain exceptions.

     As described in "Federal Tax Matters," there is some uncertainty regarding the proper characterization of the Policy's death benefit for purposes of the tax rules governing IRA Policies (which include Roth IRAs). Additionally, the foregoing discusses the federal income tax consequences surrounding Roth IRAs and does not address any state income tax consequences that may apply. Persons intending to use the Policy in connection with a Roth IRA should seek competent advice regarding these issues.

     Pending Legislation. Pending legislation may modify these rules retroactively to January 1, 1998

 Simplified Employee Pension Plans

     An employer may use a Policy to establish for an employee an individual retirement annuity plan known as a "simplified employee pension plan" (or "SEP"), if certain requirements set forth in the tax law are satisfied. Premium Payments may be made into a Policy used in a SEP generally in accordance with the rules applicable to individual retirement annuities, though with expanded contribution limits. Such payments are deductible by the employer and are not includible in the income of the employee. The taxation of distributed amounts generally follows the rules applicable to individual retirement annuities. As discussed above (see "IRA Policies"), there is some uncertainty regarding the proper characterization of the Policy's Death Benefit provisions for purposes of certain tax rules governing IRAs (which would include SEP IRAs). Employers intending to use the Policy in connection with a SEP should seek competent tax advice.


     SIMPLE IRAs

     Section 408(p) of the Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see "IRA Policies"), there is some uncertainty regarding the proper characterization of the Policy's Death Benefit provisions for purposes of certain tax rules governing IRAs (which would include SIMPLE IRAs). Employers intending to use the Policy in connection with a SIMPLE retirement account should seek competent tax advice.


     Section 403(b) Annuities

     Premium Payments. Premiums paid for a Policy on behalf of an employee by a public educational institution or certain other tax-exempt employers are not included in the employee's income if the Policy meets certain requirements set forth in the tax law. There are a number of limitations on contributions to a "Section 403(b) Policy". For example, Premium Payments made as elective deferrals through a salary reduction agreement with an employee generally are limited to $9,500 per year (or, if greater, $7,000 per year as adjusted by the Service for cost of living increases). (Note that contributions to certain other qualified retirement plans, such as Section 401(k) plans or to SEP plans, by the Owner may reduce these limits on elective deferrals.) Other limitations may be more restrictive.

     In applying these and other rules applicable to a Section 403(b) Policy, that Policy and all similar contracts purchased by the same employer for the same employee are treated as one contract.

     Tax Deferral During Accumulation Period. Until distributions are made from a Section 403(b) Policy, increases in the Account Value are not taxed.

     Purchasers should consider that the Policy provides a Death Benefit that in certain circumstances may exceed the greater of the Premium Payments and the Account Value. It is possible that such Death Benefit could be characterized as an incidental death benefit. If the Death Benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a Section 403(b) Policy. Even if the Death Benefit under the Policy were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her Section 403(b) Policy.

     Taxation of Distributions and Rollovers. If no portion of the premiums paid into a Section 403(b) Policy were includible in the employee's income, all amounts distributed from the Policy are included in the recipient's income when distributed. However, if Premium Payments were made to a Section 403(b) Policy which were includible in the employee's income, a portion of each distribution from the Policy typically is included in income when it is distributed. In such a case, any amount distributed as an annuity payment or in a lump sum upon death or a full surrender is taxed as described above in connection with such a distribution from a Non-Qualified Policy, treating as the investment in the contract the sum of the Premium Payments made into the Policy which were not excluded from income as of the time the distribution commences or is made (less any amounts previously distributed that were excluded from income). Also in such a case, any amount distributed upon a partial surrender is partially includible in income. The includible amount is the excess of the distribution over the exclusion amount, which in turn equals the distribution multiplied by the ratio of the investment in the contract to the Account Value.

     In any event, subject to the direct rollover and mandatory withholding requirements (discussed below), amounts may be rolled over from a Section 403(b) Policy (or similarly qualifying contract) to another Section 403(b) Policy (or similarly qualifying contract) or to an individual retirement account or individual retirement annuity without incurring tax if certain conditions are met. Only certain types of distributions may be rolled over.

     A Section 403(b) Policy generally is required to prohibit distributions of amounts attributable to elective deferrals and earnings thereon (made under a salary reduction agreement) prior to age 59 1/2, separation from service, death or disability. Distributions of elective deferrals (but not any income earned thereon) may nonetheless be permitted in the case of hardship.

     Penalty Taxes. Subject to certain exceptions, a penalty tax is also imposed on distributions from a Section 403(b) Policy equal to 10 percent of the amount of the distribution includible in income. (Amounts rolled over from a Section 403(b) Policy generally are excludable from income, although various withholding requirements may nonetheless apply to such amounts, as discussed below). The exceptions provide, however, that this penalty tax does not apply to distributions made (1) on or after age 59 1/2, (2) on or after death or because of disability (as defined in the tax law), (3) as part of a series of substantially equal periodic payments beginning after the employee separates from service and made over the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary (as defined in the tax law), or (4) after separation from service after attainment of age 55.

     In addition to the foregoing, failure to comply with a minimum distribution requirement will result in the imposition of a penalty tax of 50 percent of the amount by which a minimum required distribution exceeds the actual distribution from a Section 403(b) Policy. Under this requirement, distributions of minimum amounts specified by the tax law must commence by April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2, or when he retires, whichever is later.


     Deferred Compensation Plans of State and Local Government and Tax-Exempt Organizations

     Section 457 of the Code permits employees of state and local governments and tax-exempt organization to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Policy purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Policies in connection with such plans should seek competent tax advice.


     Other Qualified Retirement Plans

     Premium Payments. Premium Payments made by an employer for a Policy used in connection with a pension, profit-sharing, or annuity plan qualified under section 401 or 403(a) of the Code are deductible by the employer within certain limits. Such payments are also excludable from the income of the employee within certain limits.

     Tax Deferral and Taxation of Distributions. The deferral of taxation on Account Value increases and the tax treatment of distributed amounts (including the penalty tax) described above in the case of IRA Policies and Section 403(b) Policies generally applies with respect to amounts held under or distributed from Policies used in connection with other qualified retirement plans. For Policies and amounts distributed therefrom to be eligible for such treatment, certain requirements specified in the tax law must be satisfied.

     The Policy provides a Death Benefit that in certain circumstances may exceed the greater of the Premium Payments and the Account Value. It is possible that such Death Benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental death benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income.


     Legal and Tax Advice for Qualified Plans

     The requirements of the tax law applicable to qualified retirement plans, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, a prospective purchaser of a Policy to be used in connection with any such plan should seek competent legal and tax advice regarding the suitability of the Policy for the situation involved, the applicable requirements, and the treatment of the rights and benefits under a Policy so used.


     Direct Rollover and Mandatory Withholding Requirements

     If a Policy is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a
Section 403(b) Policy, any "eligible rollover distribution" from the Policy will be subject to the new direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under section 403(a) of the Code, or section 403(b) annuity or custodial account, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code and distributions which are part of a "series of substantially equal periodic payments" made for the life or a specified period of 10 years or more). Under these requirements, withholding at a rate of 20 percent will be imposed on any eligible rollover distribution received from the Policy. Unlike withholding on certain other amounts distributed from the Policy, discussed below, the recipient cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20 percent withholding will not apply if, instead of receiving the eligible rollover distribution, the plan participant elects to have it directly transferred to certain qualified retirement plans. Prior to receiving an eligible rollover distribution, the plan participant will receive notice (from the plan administrator or GE Capital Life) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20 percent withholding by electing a direct transfer.

     Federal Income Tax Withholding

     Amounts distributed from a Policy, to the extent includible in income under the federal tax laws, are subject to federal income tax withholding. GE Capital Life will withhold and remit a portion of such amounts to the U.S. Government unless properly notified by the Owner or other payee, at or before the time of the distribution, that he or she chooses not to have any amounts withheld. In some instances, however, GE Capital Life may be required to withhold amounts. (See the discussion above regarding withholding requirements applicable to distributions from various qualified retirement plans including
Section 403(b) policies.)


                              GENERAL INFORMATION


     The Owner

     The Owner or Joint Owners are designated in the Policy. (Joint Owners own the Policy equally with the right of survivorship.) The Owner or Joint Owners may exercise all of the rights and privileges under the Policy, subject to the rights of any beneficiary named irrevocably, and any assignee under an assignment filed with GE Capital Life. Disposition of the Policy is subject to the Policy's death provisions. (See "Death Provisions"). If the Owner dies before the Annuitant, the Designated Beneficiary will become the sole owner of the Policy following such a death, subject to the distribution rules in the Policy's death provisions. If the Owner does not name a Joint Owner or a primary beneficiary or contingent beneficiary, or if a Joint Owner or primary beneficiary or contingent beneficiary is not living (or in existence for purposes of non-natural designations) at the Owner's death, ownership will pass to the Owner's estate. The Designated Beneficiary, for purposes of the required distribution rules of Section 72(s) of the Code, will receive the required distribution if the Owner dies prior to the Maturity Date. The required distribution is more fully described in Death Provisions.


     The Annuitant

     The Policy names the Owner or someone else as the Annuitant. A contingent Annuitant also may be named. If no contingent Annuitant has been named, the Owner shall be treated as the contingent Annuitant at the death of the Annuitant. GE Capital Life reserves the right to restrict the election of the contingent Annuitant to conform to its administrative procedures and within the restrictions of federal and state law. At the death of the Annuitant prior to the Maturity Date, the contingent Annuitant, if any, may become the Annuitant in certain circumstances. (See "Death Provisions").


     The Beneficiary

     One or more primary and contingent beneficiary(ies) may be designated by the Owner in an application or in a written request. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with GE Capital Life.


     Changes by the Owner

     Prior to the Maturity Date and during the Annuitant's life, the Owner or Joint Owner may be changed if this right is reserved. Such changes may give rise to taxable income and a 10% penalty tax. (See Taxation of Partial and Full Surrenders.) The primary beneficiary, contingent beneficiary and contingent Annuitant may also be changed if this right is reserved.

     To make a change, a written request must be sent to GE Capital Life at its Variable Annuity Service Center. The request and the change must be in a form satisfactory to GE Capital Life and must actually be received by GE Capital Life. The change will take effect as of the date the request is signed by the Owner. The change will be subject to any payment made before the change is recorded by GE Capital Life.


     Evidence of Death, Age, Gender or Survival

     GE Capital Life will require proof of death before it acts on Policy provisions relating to the death of the Owner or other person(s). GE Capital Life may also require proof of the age, gender or survival of any person or persons before acting on any applicable Policy provision.

 Payment under the Policies

     GE Capital Life will usually pay any amounts payable as a result of full or partial surrender within seven days after it receives a written request at its Variable Annuity Service Center in a form satisfactory to it. GE Capital Life will usually pay any Death Benefit within seven days after it receives Due Proof of Death. Amounts payable as a result of full or partial surrender, death of the Annuitant or the Maturity Date may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; or (ii) the Commission by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the Securities and Exchange Commission, as the result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Separate Account.

     Payments under a Policy which are derived from any amount paid to GE Capital Life by check or draft may be postponed until such reasonable time as GE Capital Life is satisfied that the check or draft has cleared the bank upon which it is drawn.

     If, at the time the Owner makes a full or partial surrender request, he or she has not provided GE Capital Life with a written election not to have federal income taxes withheld, GE Capital Life must by law withhold such taxes and remit that amount to the federal government. Moreover, the Code provides that a 10% penalty will be imposed on certain early surrenders. (See "Federal Tax Matters").

     Any Death Benefit proceeds that are paid in one lump sum will include interest from the date of receipt of Due Proof of Death to the date of payment. Interest will be paid at a rate set by GE Capital Life, or by law if greater. The minimum interest rate which will be paid is 2.5%. Interest will not be paid beyond one year or any longer time set by applicable law.


     Distribution of the Policies

     The Policies will be sold by individuals who, in addition to being licensed to sell variable annuity policies for GE Capital Life, are also registered representatives of Capital Brokerage Corporation, the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with the principal underwriter. Capital Brokerage Corporation, an affiliate of GE Capital Life, is a Virginia corporation located at 6610 W. Broad St., Richmond, Virginia 23230, and is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

     Writing agents of GE Capital Life will receive commissions based on a commission schedule and rules. Commissions depend on the premiums paid. The agent will receive a commission of 3% of the initial premium paid and any Additional Premium Payments.

     Agents may also be eligible to receive certain bonuses and allowances, as well as retirement plan credits, based on commissions earned. Field management of GE Capital Life receives compensation which may be based in part on the level of agent commissions in their management units. Broker-dealers and their registered agents will receive first-year and subsequent year commissions equivalent to the total commissions and benefits received by the field management and writing agents of GE Capital Life.


     Voting Rights and Reports

     To the extent required by law, GE Capital Life will vote the Funds' shares held in the Separate Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended, and as a result, GE Capital Life determines that it is permitted to vote Fund shares in its own right, it may elect to do so.

     Before Income Payments begin, the Owner exercises the voting rights under the Policy. After Income Payments begin, the person receiving the Income Payments has the voting interests. Before Income Payments begin, the number of votes which each Owner has the right to instruct will be determined for a portfolio by dividing a Policy's Account Value in the Investment Subdivision investing in that portfolio by the net asset value per share of the portfolio. Fractional shares will be counted. After Income Payments begin, the number of votes after the first Income Payment is received will be determined by dividing the reserve for such Policy allocated to the Investment Subdivision by the net asset value per share of the corresponding portfolio. After Income Payments begin, the reserves attributable to a Policy decrease as the reserves allocated to the Investment Subdivision decrease. Fractional shares will be counted.

     The number of votes which the Owner has the right to instruct will be determined as of the date coincident with the date established by a particular Fund for determining shareholders eligible to vote at the meeting of that Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by that Fund.

     GE Capital Life will vote Fund shares held in the Separate Account as to which no timely instructions are received, and Fund shares held in the Separate Account that it owns as a consequence of accrued charges under the Policies and other variable annuity policies supported by the Separate Account, in proportion to the voting instructions which are received with respect to all policies funded through the Separate Account. Each person having a voting interest will receive proxy materials, reports and other materials relating to the appropriate portfolio.


     Year 2000 Compliance

     Like other financial services providers, GE Capital Life utilizes computer systems that may be affected by Year 2000 date data processing issues and it also relies on services providers, including banks, custodians, administrators, and investment managers that also may be affected. GE Capital Life is engaged in a process to evaluate and develop plans to have its computer systems and critical applications ready to process Year 2000 date data. It is also confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. Remedial actions include inventorying the company's computer systems, applications and interfaces, assessing the impact of the Year 2000 date data on them, developing a range of solutions specific to particular situations and implementing appropriate solutions. Some systems, applications and interfaces will be replaced or upgraded to new software or new releases of existing software which are Year 2000 ready. Others will be modified as necessary to become ready. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on GE Capital Life and Separate Account II. However, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 readiness implementation. GE Capital Life's target dates for completion of these activities depend upon the particular situation. The Company's goal is to be substantially Year 2000 ready for critical applications by mid-1999, but there can be no assurance that GE Capital Life will be successful in meeting its goal, or that interaction with other service providers will not impair GE Capital Life's services at that time.


     Legal Proceedings

     GE Capital Life, like all other companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Separate Account.

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS



                                                                        Page
                                                                       -----
GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK ........................  45
THE POLICIES .........................................................  45
  Transfer of Annuity Units After Income Payments Begin ..............  45
TERMINATION OF PARTICIPATION AGREEMENTS ..............................  45
CALCULATION OF PERFORMANCE DATA ......................................  46
  Money Market Investment Subdivisions ...............................  46
  Other Investment Subdivisions ......................................  47
  Other Performance Data .............................................  47
FEDERAL TAX MATTERS ..................................................  48
  Taxation of GE Capital Life ........................................  48
  IRS Required Distributions .........................................  48
GENERAL PROVISIONS ...................................................  48
  Using the Policies as Collateral ...................................  48
  Non-Participating ..................................................  49
  Misstatement of Age or Gender ......................................  49
  Incontestability ...................................................  49
  Statement of Values ................................................  49
  Written Notice .....................................................  49
DISTRIBUTION OF THE POLICIES .........................................  49
LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS ........  49
ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS ................  49
STATE REGULATION OF GE CAPITAL LIFE ..................................  50
LEGAL MATTERS ........................................................  50
EXPERTS ..............................................................  50
FINANCIAL STATEMENTS .................................................  50

                     (This Page Intentionally Left Blank)

                                     PART B



                      GE CAPITAL LIFE SEPARATE ACCOUNT II


                      STATEMENT OF ADDITIONAL INFORMATION
                                    for the
               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY POLICY


                                  offered by


                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK
                          125 Park Avenue, 6th Floor
                         New York, New York 10017-5529
                                (212) 672-4400
                        Variable Annuity Service Center
                            6610 West Broad Street
                              Richmond, VA 23230
                                (800) 313-5282





     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the flexible premium deferred variable annuity policy ("Policy") offered by GE Capital Life Assurance Company of New York ("GE Capital Life" or the "Company"). You may obtain a copy of the Prospectus dated
      , 1998 by writing or calling us at our Variable Annuity Service Center at the address or telephone number listed above. Terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.


                  THIS STATEMENT OF ADDITIONAL INFORMATION IS
                   NOT A PROSPECTUS AND SHOULD BE READ ONLY
             IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.


                                 June   , 1998

                      STATEMENT OF ADDITIONAL INFORMATION


                               TABLE OF CONTENTS


             STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS



                                                                         Page
                                                                        -----
GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK .........................  44
THE POLICIES ..........................................................  44
 Transfer of Annuity Units After Income Payments Begin ................  44
TERMINATION OF PARTICIPATION AGREEMENTS ...............................  44
CALCULATION OF PERFORMANCE DATA .......................................  46
 Money Market Investment Subdivisions .................................  46
 Other Investment Subdivisions ........................................  47
 Other Performance Data ...............................................  47
FEDERAL TAX MATTERS ...................................................  48
 Taxation of GE Capital Life ..........................................  48
 IRS Required Distributions ...........................................  48
GENERAL PROVISIONS ....................................................  48
 Using the Policies as Collateral .....................................  48
 Non-Participating ....................................................  49
 Misstatement of Age or Gender ........................................  49
 Incontestability .....................................................  49
 Statement of Values ..................................................  49
 Written Notice .......................................................  49
DISTRIBUTION OF THE POLICIES ..........................................  49
LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS .........  49
ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS .................  49
STATE REGULATION OF GE CAPITAL LIFE ...................................  50
LEGAL MATTERS .........................................................  50
EXPERTS ...............................................................  50
FINANCIAL STATEMENTS ..................................................  50

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

     GE Capital Life Assurance Company of New York (known as First GNA Life Insurance Company of New York until February 1, 1996) is a stock life insurance company that was incorporated in New York on February 23, 1988. GE Capital Life is ultimately a subsidiary of General Electric Capital Corporation ("GE Capital"), a New York corporation that is a diversified financial services company whose subsidiaries consist of specialty insurance, equipment management, and commercial and consumer financing businesses. GE Capital's ultimate parent, General Electric Company, founded more than one hundred years ago by Thomas Edison, is the world's largest manufacturer of jet engines, engineering plastics, medical diagnostic equipment and large electric power generation equipment.

     GE Capital Life is licensed solely in New York and specializes in writing individual fixed-rate deferred annuities, fixed payout immediate annuities and variable deferred annuities. GE Capital Life's principal offices are located at 124 Park Avenue, 6th Floor, New York, NY 10017-5529


                                 THE POLICIES

Transfer of Annuity Units After Income Payments Begin

     After Income Payments begin, upon the payee's written request Annuity Units may be transferred once per calendar year from the Investment Subdivision in which they are currently held. GE Capital Life reserves, however, the right to refuse to execute any transfer if any of the Investment Subdivisions that would be affected by the transfer are unable to purchase or redeem shares of the mutual funds in which the Investment Subdivisions invest. The amount of the increase in the number of Annuity Units for the Investment Subdivision to which the transfer is made is (a) times (b), divided by (c) where: (a) is the number of Annuity Units for the Investment Subdivision in which the Annuity Units are currently held; (b) is the Annuity Unit Value for the Investment Subdivision in which the Annuity Units are currently held; and (c) is the Annuity Unit Value for the Investment Subdivision to which the transfer is made.

     If the number of Annuity Units remaining in an Investment Subdivision after the transfer is less than 1, GE Capital Life will transfer the amount remaining in addition to the amount requested. GE Capital Life will not transfer into any Investment Subdivision unless the number of Annuity Units of that Investment Subdivision after the transfer is at least 1. The amount of the Income Payment as of the date of the transfer will not be affected by the transfer.


                    TERMINATION OF PARTICIPATION AGREEMENTS

     The participation agreements pursuant to which the Funds sell their shares to the Separate Account contain varying provisions regarding termination. The following summarizes those provisions:

     Janus Aspen Series. This agreement may be terminated by the parties on six months' advance written notice.

     Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III. ("the Fund") These agreements provide for termination (1) on one year's advance notice by either party, (2) at GE Capital Life's option if shares of the Fund are not reasonably available to meet requirements of the Policies, (3) at the option of either party if certain enforcement proceedings are instituted against the other, (4) upon vote of the policyowners to substitute shares of another mutual fund, (5) at GE Capital Life's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws, if the Fund ceases to qualify as a regulated investment company under the Code, (6) at the option of the Fund or its principal underwriter if it determines that GE Capital Life has suffered material adverse changes in its business or financial condition or is the subject of material adverse publicity, (7) at the option of GE Capital Life if the Fund has suffered material adverse changes in its business or financial condition or is the subject of material adverse publicity, or (8) at the option of the Fund or its principal underwriter if GE Capital Life decides to make another mutual fund available as a funding vehicle for its Policies.

     Oppenheimer Variable Account Funds. This agreement may be terminated by the parties on six months' advance written notice.

     Federated Insurance Series. This agreement may be terminated by any of the parties on 180 days written notice to the other parties.

     Alger American Fund. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

     PBHG Insurance Series Fund, Inc. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

     Goldman Sachs Variable Insurance Trust. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

     GE Investments Funds, Inc. has entered into a Stock Sale Agreement with GE Capital Life pursuant to which the Fund sells its shares to Separate Account II.


                        CALCULATION OF PERFORMANCE DATA

     From time to time, GE Capital Life may disclose total return, yield, and other performance data for the Investment Subdivisions pertaining to the Policies. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission.

     The calculations of yield, total return, and other performance data do not reflect the effect of any premium tax.


Money Market Investment Subdivisions

     From time to time, advertisements and sales literature may quote the yield of the "money market" Investment Subdivision for a seven-day period, in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market investment portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of unrealized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one unit in that "money market" Investment Subdivision at the beginning of the period, dividing such net change in Account Value by the value of the account at the beginning of the period to determine the base period return, and annualizing the result on a 365-day basis. The net change in Account Value reflects: (1) net income from the investment portfolio attributable to the hypothetical account; and (2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the annual Policy Maintenance Charge, Administrative Expense Charge, and the Mortality and Expense Risk Charge. For purposes of calculating current yields for a Policy, an average per unit annual Policy Maintenance Charge is used. Current Yield will be calculated according to the following formula:

Current Yield = ((NCP-ES)/UV) X (365/7)

     where:

NCP= the net change in the value of the investment portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Investment Subdivision unit.

ES = per unit expenses of the hypothetical account for the seven-day period.

UV = the unit value on the first day of the seven-day period.

     The effective yield of a "money market" Investment Subdivision determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1+((NCP-ES)/UV))365/7-1

     where:

NCP= the net change in the value of the investment portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Investment Subdivision unit.

ES = per unit expenses of the hypothetical account for the seven-day period.

UV = the unit value for the first day of the seven-day period.

     The yield on amounts held in a "money market" Investment Subdivision normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A "money market" Investment Subdivision's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Investment Subdivision's corresponding money market investment portfolio, the types and quality of portfolio securities held by that investment portfolio, and that investment portfolio's operating expenses. Because of the charges and deductions imposed under the Policy, the yield for a "money market" Investment Subdivision will be lower than the yield for its corresponding "money market" investment portfolio.

     Yield calculations do not take into account the Surrender Charge under the Policy, a maximum of 6% of each Premium Payment made during the six years prior to a full or partial surrender.


Other Investment Subdivisions


     Total Return. Sales literature or advertisements may quote total return, including average annual total return for one or more of the Investment Subdivisions for various periods of time including 1 year, 5 years and 10 years, or from inception of the Investment Subdivisions if any of those periods are not available.


     Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

     Average annual total return will be calculated using Investment Subdivision unit values and deductions for the annual Policy Maintenance Charge, and the Surrender Charge as described below:

   1. GE Capital Life calculates unit value for each Valuation Period based on the performance of the Investment Subdivision's underlying investment portfolio (after deductions for Fund expenses, the Administrative Expense Charge, and the Mortality and Expense Risk Charge).

   2. The Policy Maintenance Charge is $25 per year, deducted at the beginning of each Policy Year after the first. For purposes of calculating average annual total return, an average Policy Maintenance Charge (currently 0.1% of Account Value attributable to the hypothetical investment) is used.

   3. The Surrender Charge will be determined by assuming a surrender of the Policy at the end of the period. Average annual total return for periods of six years or less will therefore reflect the deduction of a Surrender Charge.

   4. Total return does not consider Annual Death Benefit Charges.

   5. Total return will then be calculated according to the following formula:


      TR = (ERV/P)1/N-1

      where:

      TR = The average annual total return for the period.

      ERV = The ending redeemable value (reflecting deductions as described above) of the hypothetical investment at the end of the period.

      P = A hypothetical single investment of $1,000.

      N = The duration of the period (in years).


Other Performance Data

     GE Capital Life may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

     CTR = (ERV/P)-1

     where:

   CTR = the cumulative total return for the period.

   ERV = the ending redeemable value (reflecting deductions as described above) of the hypothetical investment at the end of the period.

   P = a hypothetical single investment of $1000.

     Sales literature may also quote cumulative and/or average annual total return that does not reflect the Surrender Charge. This is calculated in exactly the same way as average annual total return, except that the ending redeemable value of the hypothetical investment is replaced with an ending value for the period that does not take into account any charges on withdrawn amounts.

     In addition, GE Capital Life may present historic performance data for the Investment Subdivisions since their inception reduced by some or all of the fees and charges under the Policy. Such adjusted historic performance includes data that precedes the inception dates of the Investment Subdivisions. This data is designed to show the performance that would have resulted if the Policy had been in existence during that time.

     Other non-standard quotations of Investment Subdivision performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated.


                              FEDERAL TAX MATTERS

Taxation of GE Capital Life

     GE Capital Life does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policies. (See "Federal Tax Matters" in the Prospectus.) Based upon these expectations, no charge is being made currently to the Separate Account for federal income taxes which may be attributable to the Separate Account. GE Capital Life will periodically review the question of a charge to the Separate Account for federal income taxes related to the Separate Account. Such a charge may be made in future years if GE Capital Life believes that it may incur federal income taxes. This might become necessary if the tax treatment of GE Capital Life is ultimately determined to be other than what GE Capital Life currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in GE Capital Life's tax status. In the event that GE Capital Life should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Policies, the Account Value would be correspondingly adjusted by any provision or charge for such taxes.

     If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which GE Capital Life currently may impose a charge), charges for such taxes attributable to the Separate Account may be made.


IRS Required Distributions

     In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Policy to provide that (a) if any Owner dies on or after the Maturity Date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Maturity Date, the entire interest in the Policy will be distributed (1) within five years after the date of that Owner's death, or (2) as Income Payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary. The "designated beneficiary" generally is the person who will be treated as the sole owner of the Policy following the death of the Owner, Joint Owner or, in certain circumstances, the Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any Owner is not an individual, the death of the Annuitant will be treated as the death of an Owner for purposes of these rules.

     The Non-Qualified Policies contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. GE Capital Life intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

     Other rules may apply to Qualified Policies.


                              GENERAL PROVISIONS

Using the Policies as Collateral

     A Non-Qualified Policy can be assigned as collateral security. GE Capital Life must be notified in writing if a Policy is assigned. Any payment made before the assignment is recorded at GE Capital Life's Home Office will not be affected.

GE Capital Life is not responsible for the validity of an assignment. An Owner's rights and the rights of a Beneficiary may be affected by an assignment.

     A Qualified Policy may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.


Non-Participating

     The Policy is non-participating. No dividends are payable.


Misstatement of Age or Gender

     If an Annuitant's age or gender was misstated on the Policy data page, any Policy benefits or proceeds, or availability thereof, will be determined using the correct age and gender. If any overpayment has been made, an adjustment including interest on the amount of the overpayment will be made to the next payment(s). Any underpayments will be credited with interest on the amount of the underpayment and will be paid in full with the next payment. The interest rate used will be 3% per annum, unless otherwise required by law.


Incontestability

     GE Capital Life will not contest the Policy.


Statement of Values

     At least once each year, GE Capital Life will send the Owner a statement of values within 30 days after each report date. The statement will show Account Value, Premium Payments and charges made during the report period.


Written Notice

     Any written notice should be sent to GE Capital Life at its Home Office at 125 Park Avenue, 6th Floor, New York, NY 10017-5529 or to its Variable Annuity Service Center at 6610 West Broad Street Richmond, VA 23230.

     The Policy number and the Annuitant's full name must be included.

     GE Capital Life will send all notices to the Owner at the last known address on file with GE Capital Life.


                         DISTRIBUTION OF THE POLICIES

     Capital Brokerage Corporation, the principal underwriter of the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is member of the National Association of Securities Dealers, Inc.

     The Policies are offered to the public through brokers licensed under the federal securities laws and state insurance laws that have entered into agreements with Capital Brokerage Corporation. The offering is continuous and Capital Brokerage Corporation does not anticipate discontinuing the offering of the Policies. However, GE Capital Life does reserve the right to discontinue the offering of the Policies.


         LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

     On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Policy contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.


             ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     GE Capital Life reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Fund portfolios that are held by the Separate Account or that the Separate Account may purchase. If the shares of a portfolio are no longer available for investment or if in its judgment further investment in any portfolio should become inappropriate in view of the purposes of the Separate Account, GE Capital Life reserves the right to eliminate the shares of any of the portfolios of the Funds and to substitute shares of another portfolio or of another open-end, registered investment company. GE Capital Life will not substitute any shares attributable to an Owner's Account Value in the Separate Account without notice and prior approval of the Securities and Exchange Commission, to the extent required by the 1940 Act or other applicable law. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies or from permitting a conversion between portfolios or classes of policies on the basis of requests made by Owners.

     GE Capital Life also reserves the right to establish additional Investment Subdivisions of the Separate Account, each of which would invest in a separate portfolio of a Fund, or in shares of another investment company, with a specified investment objective. New Investment Subdivisions may be established when, in the sole discretion of GE Capital Life, marketing, tax or investment conditions warrant, and any new Investment Subdivisions may be made available to existing Owners on a basis to be determined by GE Capital Life. One or more Investment Subdivisions may also be eliminated if, in the sole discretion of GE Capital Life, marketing, tax, or investment conditions warrant.

     In the event of any such substitution or change, GE Capital Life may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by GE Capital Life to be in the best interests of persons having voting rights under the Policies, and, if permitted by law, GE Capital Life may deregister the Separate Account under the 1940 Act in the event such registration is no longer required; manage the Separate Account under the direction of a committee; or combine the Separate Account with other GE Capital Life separate accounts. To the extent permitted by applicable law, GE Capital Life may also transfer the assets of the Separate Account associated with the Policies to another separate account. In addition, GE Capital Life may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have voting rights as to the Separate Account.


                      STATE REGULATION OF GE CAPITAL LIFE

     GE Capital Life, a stock life insurance company organized under the laws of New York, is subject to regulation by the New York Insurance Department. An annual statement is filed with the New York Superintendent of Insurance each year covering the operations and reporting on the financial condition of GE Capital Life as of December 31 of the preceding year. Periodically, the Superintendent of Insurance examines the liabilities and reserves of GE Capital Life and the Separate Account and certifies their adequacy, and a full examination of GE Capital Life's operations is conducted by the New York Insurance Department at least once every five years.


                                 LEGAL MATTERS

     Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issue and sale of the Policies described in this Prospectus. All matters of New York law pertaining to the Policy, including the validity of the Policy and GE Capital Life's right to issue the Policies under New York insurance law, have been passed upon by Michael J. Furney, Assistant Vice President of GE Capital Life.


                                    EXPERTS

     The financial statements of GE Capital Life Assurance Company of New York as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein and in the registration statement, upon the authority of said firm as experts in accounting and auditing.


                             FINANCIAL STATEMENTS

     No financial statements are presented for the Separate Account because the Separate Account has not yet commenced operations.

     The financial statements of GE Capital Life Assurance Company of New York included herein should be distinguished from the financial statements of the Separate Account (when presented) and should be considered only as bearing on the ability of GE Capital Life to meet its obligations under the Policy.

     Such financial statements of GE Capital Life Assurance Company of New York should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                           GE CAPITAL LIFE ASSURANCE


                              COMPANY OF NEW YORK


                             Financial Statements


                          December 31, 1997 and 1996
                  (With Independent Auditors' Report Thereon)

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
GE Capital Life Assurance Company of New York:

     We have audited the accompanying balance sheets of GE Capital Life Assurance Company of New York as of December 31, 1997 and 1996, and the related statements of income, shareholders' interest, and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GE Capital Life Assurance Company of New York as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997 in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP

January 23, 1998

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK


                                BALANCE SHEETS


                          December 31, 1997 and 1996
            (Dollar amounts in millions, except per share amounts)



                                                                                               1997            1996
ASSETS                                                                                    --------------   ------------
INVESTMENTS:
 Fixed maturities available-for-sale, at fair value (amortized cost of $1,468.2 in 1997
   and $1,395.0 in 1996) ..............................................................    $   1,490.2         1,389.9
 Mortgage loans, (net of valuation allowance of $.5 in 1997 and $.2 in 1996) ..........          173.5           142.4
 Policy loans .........................................................................            1.4             1.3
 Short-term investments ...............................................................            2.5            20.5
                                                                                           -----------         -------
TOTAL INVESTMENTS .....................................................................        1,667.6         1,554.1
                                                                                           -----------         -------
Cash ..................................................................................            1.9             1.2
Accrued investment income .............................................................           30.3            28.9
Deferred acquisition costs ............................................................           42.7            32.0
Intangible assets .....................................................................           56.9            74.1
Other assets ..........................................................................            8.1            18.7
                                                                                           -----------         -------
TOTAL ASSETS ..........................................................................    $   1,807.5         1,709.0
                                                                                           ===========         =======
LIABILITIES AND SHAREHOLDERS' INTEREST
LIABILITIES:
 Future annuity and contract benefits .................................................    $   1,446.4         1,365.1
 Unearned premiums ....................................................................           10.5             6.8
 Liability for policy and contract claims .............................................            6.4             7.0
 Other policyholder liabilities .......................................................           34.3            14.6
 Accounts payable and accrued expenses ................................................           46.5            66.1
 Deferred income tax liability ........................................................            3.1             0.2
                                                                                           -----------         -------
TOTAL LIABILITIES .....................................................................        1,547.2         1,459.8
                                                                                           -----------         -------
SHAREHOLDERS' INTEREST:
 Common stock ($1,000 par value, 2,000 shares authorized, issued and outstanding) .....            2.0             2.0
 Additional paid-in capital ...........................................................          259.4           259.4
 Net unrealized investment gains (losses) .............................................            7.3           (1.3)
 Accumulated deficit ..................................................................           (8.4)         (10.9)
                                                                                           -----------        --------
TOTAL SHAREHOLDERS' INTEREST ..........................................................          260.3           249.2
                                                                                           -----------        --------
TOTAL LIABILITIES AND SHAREHOLDERS' INTEREST ..........................................    $   1,807.5         1,709.0
                                                                                           ===========        ========

                See accompanying notes to financial statements.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK


                             STATEMENTS OF INCOME


                 Years ended December 31, 1997, 1996 and 1995
                         (Dollar amounts in millions)



                                                               1997         1996         1995
                                                           -----------   ----------   ---------
REVENUES:
 Net investment income .................................    $  111.6         102.4        91.6
 Net realized investment gains (losses) ................         2.2          (0.4)       (1.9)
 Premiums ..............................................        46.9          57.2         7.4
 Other income ..........................................         3.7           4.1         4.9
                                                            --------        ------      ------
TOTAL REVENUES .........................................       164.4         163.3       102.0
BENEFITS AND EXPENSES:
 Interest credited .....................................        71.7          67.1        63.3
 Benefits and other changes in policy reserves .........        42.5          54.7        10.0
 Commissions ...........................................        17.6          11.0         4.1
 General expenses ......................................        11.0           9.3         4.6
 Amortization of intangibles, net ......................         8.2           7.1         6.1
 Increase in deferred acquisition costs, net ...........       (15.6)        (11.6)       (4.0)
                                                            --------        ------      ------
TOTAL BENEFITS AND EXPENSES ............................       135.4         137.6        84.1
                                                            --------        ------      ------
Income before income taxes .............................        29.0          25.7        17.9
Provision for income taxes .............................        11.5           9.8         8.4
                                                            --------        ------      ------
NET INCOME .............................................    $   17.5          15.9         9.5
                                                            ========        ======      ======

                See accompanying notes to financial statements.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK


                     STATEMENTS OF SHAREHOLDERS' INTEREST


                 Years ended December 31, 1997, 1996 and 1995
                         (Dollar amounts in millions)



                                                                                   Unrealized
                                                Common stock        Additional     investment     Retained         Total
                                             -------------------      paid-in         gains       earnings     shareholders'
                                              Shares     Amount       capital       (losses)      (deficit)      interest
                                             --------   --------   ------------   ------------   ----------   --------------
BALANCES AT DECEMBER 31, 1994 ............    2,000      $  2.0         257.8          (69.7)        (5.8)          184.3
Net income ...............................       --          --           --             --           9.5             9.5
Purchase price adjustments ...............       --          --           3.0            --            --             3.0
Net unrealized investment gains ..........       --          --           --            74.8           --            74.8
Dividend .................................       --          --           --             --         (14.8)         (14.8)
                                              -----      ------         -----         ------        ------         ------
BALANCES AT DECEMBER 31, 1995 ............    2,000         2.0         260.8            5.1        (11.1)          256.8
Net income ...............................       --          --           --             --          15.9            15.9
Other ....................................       --          --          (1.4)           --            --            (1.4)
Net unrealized investment losses .........       --          --           --            (6.4)          --           ( 6.4)
Dividend .................................       --          --           --             --         (15.7)          (15.7)
                                              -----      ------        ------         ------        ------         ------
BALANCES AT DECEMBER 31, 1996 ............    2,000         2.0         259.4           (1.3)       (10.9)          249.2
Net income ...............................       --          --           --             --          17.5            17.5
Net unrealized investment gains ..........       --          --           --             8.6           --             8.6
Dividend .................................       --          --           --             --         (15.0)          (15.0)
                                              -----      ------        ------         ------        ------         ------
BALANCES AT DECEMBER 31, 1997 ............    2,000      $  2.0         259.4            7.3        ( 8.4)          260.3
                                              =====      ======        ======         ======        ======         ======

     See accompanying notes to financial statements.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK


                           STATEMENTS OF CASH FLOWS


                 Years ended December 31, 1997, 1996 and 1995
                         (Dollar amounts in millions)



                                                                                          1997          1996          1995
                                                                                       ----------   -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income .........................................................................    $   17.5          15.9           9.5
 Adjustments to reconcile net income to net cash provided by operating activities:
   Increase in future policy benefits ..............................................       106.1         108.3          69.3
   Assumptive reinsurance premiums .................................................          --        ( 23.0)           --
   Net realized investment losses (gains) ..........................................        (2.2)          0.4           1.9
   Amortization of investment premiums and discounts ...............................         4.7           7.7           7.1
   Amortization of intangibles .....................................................         8.2           7.1           6.1
   Deferred income tax benefit .....................................................        (1.7)         (3.1)         (3.5)
   Change in certain assets and liabilities:
    Decrease (increase) in:
     Accrued investment income .....................................................        (1.4)        (4.8)         (0.9)
     Deferred acquisition costs ....................................................       (15.6)       (11.6)         (4.0)
     Other assets, net .............................................................        10.6        (14.6)          9.4
   Increase (decrease) in: .........................................................
    Other policy related balances ..................................................        22.8         17.9           5.2
    Accounts payable and accrued expenses ..........................................       (19.6)        45.4           6.8
                                                                                        --------       -------       -------
Total adjustments ..................................................................       111.9        129.7          97.4
                                                                                        --------       -------       -------
Net cash provided by operating activities ..........................................       129.4        145.6         106.9
                                                                                        --------       -------       -------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Proceeds from investments in fixed maturities and real estate .....................       264.9        228.6         372.6
 Purchases of fixed maturities .....................................................      (340.4)      (183.6)       (413.6)
 Mortgage and policy loan originations .............................................       (40.6)      (112.1)        (33.8)
 Mortgage and policy loan repayments ...............................................         9.2          3.2           0.1
                                                                                        --------       -------       -------
Net cash used in investing activities ..............................................      (106.9)       (63.9)        (74.7)
                                                                                        --------       -------       -------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from issue of investment contracts .......................................       151.1        121.6         186.0
 Redemption and benefit payments on investment contracts ...........................      (175.9)      (181.7)       (188.3)
 Dividends paid ....................................................................       (15.0)       (15.7)        (14.8)
                                                                                        --------       -------       -------
Net cash used in financing activities ..............................................       (39.8)       (75.8)        (17.1)
                                                                                        --------       -------       -------
Net increase (decrease) in cash and cash equivalents ...............................       (17.3)         5.9          15.1
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR .....................................        21.7         15.8           0.7
                                                                                        --------       -------       -------
CASH AND CASH EQUIVALENTS AT END OF YEAR ...........................................    $    4.4         21.7          15.8
                                                                                        ========       =======       =======

     See accompanying notes to financial statements.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS


                       December 31, 1997, 1995 and 1996
                         (Dollar amounts in millions)


(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The accompanying financial statements include the historical operations and accounts of GE Capital Life Assurance Company of New York (GECLA-NY or the Company).

     GE Capital Life Assurance Company of New York is a majority-owned subsidiary of General Electric Capital Assurance Company (GE Capital Assurance), which, in turn, is wholly-owned by GE Financial Assurance Holdings, Inc. (GE Financial Assurance). The remaining minority interest is owned by Great Northern Insurance Annuity Corporation (GNIAC), which is also a wholly-owned subsidiary of GE Capital Assurance.


     Basis of Presentation

     These financial statements have been prepared on the basis of generally accepted accounting principles (GAAP) for stock life insurance companies, which vary in several respects from accounting practices prescribed or permitted by the Department of Insurance of the State of New York where the Company is domiciled. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates.

     Certain reclassifications have been made to the 1996 and 1995 financial statements to conform to the 1997 presentation. These reclassifications have no effect on reported net income or shareholders' interest.


     Products

     The Company markets and sells products in the State of New York through financial institutions and various agencies. The primary products of the Company are investment type deferred annuities, structured settlements, immediate annuities, and long-term care policies. During 1997, five financial institutions accounted for 77% of product sales; of that 77%, one financial institution accounted for 55% of total product sales.


     Revenues

     Investment income is recorded when earned. Investment gains and losses are calculated on the basis of specific identification. Premiums on long-duration insurance products are recognized as earned when due or, in the case of life contingent immediate annuities, when the contracts are issued. Premiums received under annuity contracts without significant mortality risk are not reported as revenues but as future annuity and contract benefits liability. Other income consists primarily of surrender charges on certain policies. Surrender charges are recognized as income when the policy is surrendered.


     Statements of Cash Flows

     Certificates and other time deposits are classified as short-term investments on the balance sheets and considered cash equivalents in the statements of cash flows.


     Investments

     The Company has designated its fixed maturities as available-for-sale. The fair value for fixed maturities is based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the credit quality, call features and maturity of the investments, as applicable.

     Changes in the market values of investments available-for-sale, net of the effect on deferred policy acquisition costs, present value of future profits and deferred federal income taxes, are reflected as unrealized investment gains or losses in a separate component of shareholders' interest and, accordingly, have no effect on net income. Unrealized losses that are considered other than temporary are recognized in earnings through an adjustment to the amortized cost basis of the underlying securities.

     Investment income on mortgage-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, whereby the

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- Continued

amortized cost of the securities is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to investment income.

     The Company does not engage in derivatives trading, market-making or other speculative activities. The Company has no significant open or outstanding derivative transactions during the years 1997, 1996 or 1995.

     Mortgage and policy loans are stated at the unpaid principal balance of such loans, net of allowances for estimated uncollectible amounts.


     Deferred Acquisition Costs

     Deferred acquisition costs include costs and expenses which vary with and are primarily related to the acquisition of insurance and investment contracts, such as commissions, direct advertising and printing, and certain support costs such as underwriting and policy issue expenses. Deferred acquisition costs capitalized are determined by actual costs and expenses incurred by product in the year of issue.

     For investment contracts, the amortization of deferred acquisition costs is based on the present value of the anticipated gross profits resulting from investments, interest credited, surrender charges, mortality and maintenance expenses. As actual gross profits vary from projected, the impact on amortization is included in net income. For insurance contracts, the acquisition costs are amortized in relation to the benefit payments or the present value of expected future premiums.

     Recoverability of deferred acquisition costs is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balances. If such comparison indicates that the expected gross profits will not be sufficient to recover the asset, the difference will be charged to expense.


     Intangible Assets

     Present Value of Future Profits -- In conjunction with the acquisition of the Company, a portion of the purchase price was assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called the present value of future profits
(PVFP), represents the actuarially determined present value of the projected future cash flows from the acquired policies.

     Goodwill -- Goodwill is amortized over its estimated period of 25 years of benefit on the straight-line method. Goodwill in excess of associated expected operating cash flows is considered to be impaired and is written down to fair value.


     Federal Income Taxes

     The Company is included with GE Capital Assurance in a life insurance consolidated federal income tax return. Deferred taxes are allocated by applying the asset and liability method of accounting for deferred income taxes to members of the group as if each member was a separate taxpayer. Intercompany balances are settled annually.


     Reinsurance

     Premium revenue, benefits, underwriting, acquisition and insurance expenses are reported net of the amounts relating to reinsurance ceded to other companies, except for reinsurance costs for universal life products. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset which is included in other assets on the balance sheet. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies.


     Future Annuity and Contract Benefits

     Future annuity and contract benefits consists of the liabilities for life insurance policies, accident and health, and deferred annuity contracts. The liability for insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense and withdrawals, with experience adjustments for adverse deviation where appropriate. The liability for deferred annuity contracts is generally equal to the policyholder's current account value.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
                      POLICIES -- Continued


     Liability for Policy and Contract Claims

     The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of (a) claims that have been reported to the insurer, (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated, and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process, and adjust claims.


(2) INVESTMENTS


     General

     For the years ended December 31, the sources of investment income of the Company were as follows:



                                                 1997         1996        1995
                                              ----------   ---------   ---------
         Fixed maturities .................    $  99.1         95.6        91.4
         Mortgage loans ...................       13.6          8.4         0.8
                                               -------        -----        ----
         Gross investment income ..........      112.7        104.0        92.2
         Investment expenses ..............       (1.1)        (1.6)       (0.6)
                                               -------       ------       -----
         Net investment income ............    $ 111.6        102.4        91.6
                                               =======       ======       =====

     For the years ended December 31, sales proceeds and gross realized investment gains and losses resulting from the sales of investment securities available-for-sale were as follows:



                                                      1997      1996     1995
                                                    -------- --------- --------
         Sales proceeds ........................... $  88.0      58.4     248.3
         Gross realized investments:
           Gains ..................................     2.6       0.9       2.5
           Losses .................................    (0.4)     (1.3)     (4.4)
                                                    -------     -----    ------
         Net realized investment gains (losses) ... $   2.2      (0.4)     (1.9)
                                                    =======     =====    ======

     The additional proceeds from investments presented in the statements of cash flows result from principal collected on mortgage-backed securities, maturities, calls and sinking payments.

     Net unrealized gains and losses on investment securities classified as available-for-sale are reduced by deferred income taxes and adjustments to the present value of future profits and deferred acquisition costs that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of shareholders' interest are summarized as follows:



                                                             1997         1996
                                                          ----------   --------

           Net unrealized gains (losses) on fixed
            maturities available-for-sale before
            adjustments ................................   $  22.0        (5.1)
           Adjustments to the present value of future
            profits and deferred acquisition costs .....     (10.8)         3.1
           Deferred income taxes .......................     ( 3.9)         0.7
                                                           -------        -----
           Net unrealized gains (losses) on available-
            for-sale investment securities .............   $   7.3        (1.3)
                                                           =======        =====

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

     At December 31, the amortized cost, gross unrealized gains and losses, and fair values of the Company's fixed maturities available-for-sale were as follows:



                                                 Amortized   Unrealized   Unrealized      Fair
                      1997                          cost        gains       losses       value
----------------------------------------------- ----------- ------------ ------------ -----------
         Fixed maturities:
           U.S. government and agency ......... $    34.5         0.5          --           35.0
           Non U.S. government ................       5.2         0.1          --            5.3
           Non U.S. corporate .................      54.3         1.0        (0.2)          55.1
           U.S. corporate .....................     899.8        14.7        (1.5)         913.0
           Mortgage-backed ....................     474.4         9.4        (2.0)         481.8
                                                ---------        ----        ----        -------
         Total fixed maturities ............... $ 1,468.2        25.7        (3.7)       1,490.2
                                                =========        ====        ====        =======


                                                 Amortized   Unrealized   Unrealized      Fair
                      1996                          cost        gains       losses       value
----------------------------------------------- ----------- ------------ ------------ -----------
         Fixed maturities:
           U.S. government and agency ......... $    48.8         0.8           --          49.6
           Non U.S. government ................       5.2         0.6        ( 0.1)          5.7
           Non U.S. corporate .................      47.2         --            --          47.2
           U.S. corporate .....................     876.7        10.4        (21.5)        865.6
           Mortgage-backed ....................     417.1         7.0         (2.3)        421.8
                                                ---------        ----        -----       -------
         Total fixed maturities ............... $ 1,395.0        18.8        (23.9)      1,389.9
                                                =========        ====        =====       =======

     The scheduled maturity distribution of the fixed maturity portfolio at December 31 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                                 1997
                                                       ------------------------
                                                        Amortized       Fair
                                                           cost         value
                                                       -----------   ----------

         Due in one year or less ...................   $   129.9         130.9
         Due after one year through five years .....       476.8         482.2
         Due after five years through ten years ....       317.2         324.1
         Due after ten years .......................        69.9          71.2
                                                       ---------       -------
         Subtotals .................................       993.8       1,008.4
         Mortgage-backed securities ................       474.4         481.8
                                                       ---------       -------
         Totals ....................................   $ 1,468.2       1,490.2
                                                       =========       =======

     As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders of $0.1 at December 31, 1997 and 1996.

     At December 31, 1997, approximately 20.4%, 11.0% and 16.3% of the Company's investment portfolio is comprised of securities issued by the manufacturing, utility and financial industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. This portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular region. At December 31, 1997, the Company did not hold any fixed maturity securities, other than securities issued or guaranteed by the U.S. government, which exceeded 10% of shareholders' interest.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

     The credit quality of the fixed maturity portfolio at December 31 follows. The categories are based on the higher of the ratings published by Standard & Poors or Moody's.



                                                   1997                   1996
                                           --------------------- ----------------------
                                               Fair                  Fair
                                              value     Percent     value      Percent
                                           ----------- --------- ----------- ----------
         Agencies and treasuries ......... $   317.9      21.3%  $   368.7       26.5%
         AAA/Aaa .........................     162.9      10.9        75.7        5.5
         AA/Aa ...........................      94.5       6.4        65.7        4.7
         A/A .............................     419.1      28.1       411.5       29.6
         BBB/Baa .........................     425.8      28.6       425.1       30.6
         BB/Ba ...........................      35.4       2.4        15.2        1.1
         B/B .............................       3.6       0.2         1.5        0.1
         Not rated .......................      31.0       2.1        26.5        1.9
                                           ---------     -----   ---------      -----
         Totals .......................... $ 1,490.2     100.0%  $ 1,389.9      100.0%
                                           =========     =====   =========      =====

     Bonds with ratings ranging from AAA/Aaa to BBB-/Baa3 are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as "not rated." This has neither positive nor negative implications regarding the value of the security.

     At December 31, 1997 and 1996, there were no fixed maturities in default as to principal and interest.


     Mortgage Loans

     At December 31, 1997 and 1996, the Company's mortgage loan portfolio consisted of 115 and 97, respectively, first mortgage loans on commercial real estate properties. The loans, which are originated by the Company through a network of mortgage bankers, are made only on completed, leased properties and have a maximum loan-to-value ratio of 75% at the date of origination.

     At December 31, 1997 and 1996, respectively, the Company held $35.1 and $24.6 in mortgages secured by real estate in California, comprising 20.2% and 17.2% of the respective total mortgage portfolio. For the years ended December 31, 1997, 1996 and 1995, respectively, the Company originated $11.4, $21.8 and $3.2 of mortgages secured by real estate in California, which represent 28.0%, 20.0% and 9.5% and of the respective total originations for those years.

     "Impaired" loans are defined under generally accepted accounting principles as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases, or large groups of smaller-balance homogeneous loans, and therefore applies principally to the Company's commercial loans. There were no impaired loans at December 31, 1997 and 1996.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK
                  NOTES TO FINANCIAL STATEMENTS  -- Continued


(3) DEFERRED ACQUISITION COSTS

     Activity impacting deferred acquisition costs for the years ended December 31, was as follows:



                                                             1997         1996        1995
                                                          ----------   ---------   ---------
         Unamortized balance at January 1 .............    $  31.2         17.4        13.4
         Transfers in of AMEX reinsurance .............         --          2.2         --
         Costs deferred ...............................       18.5         12.7         5.6
         Amortization, net ............................       (2.9)        (1.1)       (1.6)
                                                           -------        -----       -----
         Unamortized balance at December 31 ...........       46.8         31.2        17.4
                                                           -------        -----       -----
         Cumulative effect of net unrealized investment
           (gains) losses .............................      ( 4.1)         0.8        (2.5)
                                                           -------        -----       -----
         Recorded balance .............................    $  42.7         32.0        14.9
                                                           =======        =====       =====

(4) INTANGIBLE ASSETS


     Present Value of Future Profits (PVFP)

     The method used by the Company to value PVFP is summarized as follows: (1) identify the future gross profits attributable to certain lines of business,
(2) identify the risks inherent in realizing those gross profits, and (3) discount these gross profits at the rate of return that the Company must earn in order to accept the inherent risks.

     After PVFP is determined, the amount is amortized, net of accreted interest, in a manner similar to the amortization of deferred acquisition costs. Interest accretes at rates credited to policyholders on underlying contracts. As actual results vary from projected amounts, the impact on amortization is included in net income.

     Recoverability of PVFP is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balance. If such comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference is charged to expense.

     The following table presents the activity in PVFP for the years ended December 31:



                                                             1997         1996        1995
                                                          ----------   ---------   ---------
         Unamortized balance at January 1 .............    $  38.9         34.5        38.8
         Transfers of AMEX reinsurance ................         --         10.0         --
         Interest accrued at 5.6% in 1997, 5.4% in
           1996 and 1995 ..............................        1.4          1.9         2.2
         Amortization .................................      ( 8.1)        (7.5)       (6.5)
                                                           -------        -----      ------
         Unamortized balance at December 31 ...........       32.2         38.9        34.5
                                                           -------        -----      ------
         Cumulative effect of net unrealized investment
           (gains) losses .............................      ( 6.7)         2.3      (11.5)
                                                           -------        -----      ------
         Recorded balance .............................    $  25.5         41.2        23.0
                                                           =======        =====      ======

     The estimated percentage of the December 31, 1997 balance, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:



  1998   14%
  1999   12%
  2000   10%
  2001    7%
  2002    6%

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

     Goodwill

     At December 31, 1997 and 1996, total unamortized goodwill was $31.4 and $33.0, respectively, which is shown net of accumulated amortization of $7.0 and $5.4, respectively. Goodwill amortization was $1.6, $1.6 and $1.8 for the years ended December 31, 1997, 1996 and 1995, respectively. Goodwill in excess of associated expected operating cash flows is considered to be impaired and is written down to fair value (no such charges have been made).


(5) REINSURANCE

     In order to limit the amount of loss retention, certain policy risks are reinsured with other insurance companies. The maximum amount of life insurance retained on any one life may not exceed $150,000. Reinsurance contracts do not relieve the Company of its obligations to policyholders. In the unlikely event that the reinsurers would be unable to meet their obligations, the Company is liable for the reinsured claims. The Company monitors both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers.

     During 1995, the Company entered into a reinsurance agreement with an affiliated company, PHF Life Insurance Company (PHF). Effective December 31, 1995, the Company assumed all liabilities and future premiums related to PHF's New York universal life, whole life, structured settlement, accident and health, and deferred annuity business. The transaction involved transferring reserves valued at $83.1 and fixed maturities of $82.5, resulting in a loss of $0.6. These investments were placed in a trust account with Bankers Trust for the benefit of PHF policyholders allowing PHF to take the reserve credit on this block of business. The trust totaled $73.3 at December 31, 1997.

     Effective April 1, 1996 the accidental death and dismemberment and long-term care business written by AMEX Assurance Company (AMEX), an acquired affiliated company, in the state of New York was ceded directly to the Company on an assumptive basis. Significant assets and liabilities transferred include investments valued at $23 and reserves valued at $23 and recorded as assumed premiums and change in policy reserves, respectively. No gain or loss was recognized as a result of this transaction.

     The effects of reinsurance on premiums written and earned for the years ended December 31 were as follows:



                                                             Written                             Earned
                                                ---------------------------------   --------------------------------
                                                   1997         1996       1995        1997        1996       1995
                                                ----------   ---------   --------   ---------   ---------   --------
Direct ......................................    $  48.2         30.4        3.2        44.5        28.6       3.2
Assumed .....................................        3.6         33.8        4.2         3.6        28.8       4.2
Ceded .......................................       (1.1)        (0.4)        --        (1.2)       (0.2)       --
                                                 -------        -----       ----       -----       -----      ----
Net Premiums ................................    $  50.7         63.8        7.4        46.9        57.2       7.4
                                                 -------        -----       ----       -----       -----      ----
Percentage of amount assumed to net .........        7.1         53.0       57.0         7.7        50.0      57.0%
                                                 =======        =====       ====       =====       =====      ====

     Reinsurance recoveries recognized as a reduction of benefits amounted to $11.2, $18.5, and $30.5 during 1997, 1996 and 1995, respectively. These recoveries were partially offset by certain changes in benefits and other policy reserves.


(6) FUTURE ANNUITY AND CONTRACT BENEFITS


     Investment Contracts

     Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management. At December 31, 1997 and 1996, investment contracts comprised $1,314.5 and $1,267.1, respectively.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK
                  NOTES TO FINANCIAL STATEMENTS  -- Continued


     Insurance Contracts

     Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential premium deficiencies. Reserves for cancelable accident and health insurance contracts are based upon unearned premiums, claims incurred but not reported, and claims in the process of settlement. This estimate is based on the experience of the insurance industry and the Company, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised. At December 31, 1997 and 1996, insurance contracts comprised $131.9 and $98.0, respectively.

     Interest rate assumptions used in calculating the present value of future annuity and contract benefits range from 5.9% to 9.9%.


(7) RELATED-PARTY TRANSACTIONS

     The Company receives administrative services from certain affiliates for which progress payments for these services are made monthly. For the years ended December 31, 1997, 1996 and 1995, these services were valued at $9.8, $6.1, and $3.5, respectively.


(8) INCOME TAXES

     The total provision for income taxes for the years ended December 31 consisted of the following components:



                                                             1997         1996       1995
                                                          ----------   ---------   --------
Current federal income tax provision ..................    $  13.2         13.1        8.8
Deferred federal income tax benefit ...................       (1.7)        (2.8)      (2.6)
                                                           -------        -----      -----
Subtotal federal provision ............................       11.5         10.3        6.2
Current state income tax provision (benefit) ..........         --         (0.2)       3.1
Deferred state income tax benefit .....................         --         (0.3)      (0.9)
                                                           -------        -----      -----
Subtotal state provision (benefit) ....................         --         (0.5)       2.2
                                                           -------        -----      -----
Total income tax provision ............................    $  11.5          9.8        8.4
                                                           =======        =====      =====

     The reconciliation of the federal statutory tax rate to the effective income tax rate is as follows:



                                                       1997        1996        1995
                                                    ---------   ---------   ----------
Statutory U.S. federal income tax rate ..........       35.0        35.0        35.0%
State income tax ................................        --         (1.3)        7.8
Goodwill amortization ...........................        1.9         2.0         3.4
Other, net ......................................        2.8         2.4         0.8
                                                        ----       -----        ----
Effective rate ..................................       39.7        38.1        47.0%
                                                        ====       =====        ====

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

     The components of the net deferred income tax benefit at December 31 are as follows:



                                                            1997         1996
                                                         ----------   ---------
Assets:
 Future annuity and contract benefits ................    $  25.6         20.9
 Net unrealized losses on investment securities ......         --          0.7
 Other ...............................................         --          1.8
                                                          -------        -----
 Total deferred tax assets ...........................       25.6         23.4
                                                          -------        -----
Liabilities:
 Net unrealized gains on investment securities .......      ( 3.9)         --
 Investments .........................................      ( 5.1)      (10.3)
 Present value of future profits .....................      ( 8.2)      ( 5.7)
 Deferred acquisition costs ..........................      (10.5)      ( 5.4)
 Other, net ..........................................      ( 1.0)      ( 2.2)
                                                          -------       ------
 Total deferred tax liabilities ......................      (28.7)      (23.6)
                                                          -------       ------
 Net deferred income tax liability ...................    $  (3.1)      ( 0.2)
                                                          =======       ======

     The Company paid $12.1, $14.3 and $3.6, for federal and state income taxes during the years 1997, 1996 and 1995, respectively.

     Based on an analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income enabling the Company to realize remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.


(9) COMMITMENTS AND CONTINGENCIES


     Mortgage Loan Commitments

     As of December 31, 1997 and 1996, the Company was committed to fund $0 and $8.2, respectively, in mortgage loans.


     Guaranty Association Assessments

     The Company is required to participate in the guaranty association of the state of New York. The state guaranty association ensures payment of guaranteed benefits, with certain restrictions to policyholders of impaired or insolvent insurance companies, by assessing all other companies involved in similar lines of business. The insolvency of a major insurer that wrote significant business in New York could have an adverse impact on the profitability of the Company.


     Litigation

     There is no material pending litigation to which the Company is a party or of which any of the Company's property is the subject, and there are no legal proceedings contemplated by any governmental authorities against the Company of which management has any knowledge.


(10) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values of financial instruments presented in the applicable notes to the Company's financial statements are estimates of the fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

     Financial instruments that, as a matter of accounting policy, are reflected in the accompanying financial statements at fair value are not included in the following disclosures. Such items include fixed maturities. The carrying value of policy loans, short-term investments and accrued investment income approximates fair value at December 31, 1997 and 1996, respectively.

     At December 31, the carrying amounts and fair values of the Company's financial instruments were as follows:



                                        1997                   1996
                               ---------------------- ----------------------
                                Amortized     Fair     Amortized     Fair
                                   cost       value       cost       value
                               ----------- ---------- ----------- ----------


Mortgage loans ...............  $   173.5      179.7       142.4      145.2
Investment contracts .........    1,306.3    1,297.5     1,256.7    1,206.9
                                ---------    -------     -------    -------

     The fair value of mortgage loans is estimated by discounting the estimated future cash flows using interest rates applicable to current loan origination adjusted for credit risks.

     The estimated fair value of investment contracts is the amount payable on demand (cash surrender value) for deferred annuities and the net present value based on interest rates currently offered on similar contracts for non-life contingent immediate annuities. Fair value disclosures are not required for insurance contracts.


(11) RESTRICTIONS ON DIVIDENDS

     Insurance companies are restricted by states as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on 10% of the prior year surplus (net of adjustments in some cases) and prior year statutory income (net gain from operations, net income adjusted for realized capital gains, or net investment income). Dividends in excess of the prescribed limits or the company's earned surplus are deemed extraordinary and require formal state insurance commission approval. Based on statutory results as of December 31, 1997, the Company is able to pay $16.1 in dividends in 1998 without obtaining regulatory approval.


(12) SUPPLEMENTARY FINANCIAL DATA

     The Company files financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners (NAIC) that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from GAAP in several respects, causing differences in reported net income and shareholders' interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authority. The Company has no significant permitted accounting practices.

     Statutory net income for the years ended December 31, 1997, 1996 and 1995 was $13.7, $16.5 and $25.8, respectively. Statutory capital and surplus as of December 31, 1997 and 1996 was $162.6 and $158.1, respectively.

     The NAIC has adopted Risk-Based Capital (RBC) requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with:
(i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors its level of RBC. At December 31, 1997 and 1996, the Company exceeded the minimum required RBC levels.


(13) BUSINESS SEGMENTS

     The Company conducts its operations through two business segments: (1) Wealth Accumulation and Transfer, comprised of products intended to increase the policyholder's wealth, transfer wealth to beneficiaries or provide for a means for replacing the income of the insured in the event of premature death, and (2) Wealth and Lifestyle Protection, comprised of products intended to protect accumulated wealth and income from the financial drain of unforeseen events.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

     The following is a summary of industry segment activity for 1997 and 1996:




                                                                    1997                                     1996
                                                 -----------------------------------------------------------------------------------
                                                     Wealth       Wealth &                     Wealth       Wealth &
                                                  Accumulation    Lifestyle                 Accumulation    Lifestyle
                                                  and Transfer   Protection   Consolidation and Transfer   Protection   Consolidated
                                                 -------------- ------------ ---------------------------- ------------ -------------
Net investment income ..........................  $    107.5          4.1           111.6         99.9          2.5          102.4
Net unrealized investment gains (losses) .......         2.2          --              2.2         (0.4)          --           (0.4)
Premiums .......................................        20.5         26.4            46.9         18.5         38.7           57.2
Other revenues .................................         3.7          --              3.7          4.1          --             4.1
                                                  ----------         ----         -------     --------         ----       --------
Total revenues .................................       133.9         30.5           164.4        122.1         41.2          163.3
                                                  ----------         ----         -------     --------         ----       --------
Interest credited, benefits and other changes
 in policy reserves ............................        99.1         15.1           114.2         90.1         31.7          121.8
Commissions ....................................         8.9          8.7            17.6          6.2          4.8           11.0
Amortization of intangibles ....................         7.4          0.8             8.2          6.2          0.9            7.1
Other operating costs and expenses .............        (0.1)        (4.5)           (4.6)         1.5         (3.8)          (2.3)
                                                  ----------        -----        --------     --------        -----       --------
Total benefits and expenses ....................       115.3         20.1           135.4        104.0         33.6          137.6
                                                  ----------        -----        --------     --------        -----       --------
Income before income taxes .....................  $     18.6         10.4            29.0         18.1          7.6           25.7
                                                  ----------        -----        --------     --------        -----       --------
Total assets ...................................  $  1,711.9         95.6         1,807.5      1,628.6         80.4        1,709.0
                                                  ==========        =====        ========     ========        =====       ========



     Wealth and Lifestyle Protection was not a reportable segment until 1996 due to the acquisition of AMEX, a primary issuer of Wealth and Lifestyle Protection products, in October 1995.

                                    PART C

                               OTHER INFORMATION


Item 24. Financial Statements and Exhibits

   (a) Financial Statements

        All required financial statements are included in Part B of this Registration Statement or will be included in a pre-effective amendment.

     (b) Exhibits


       (1)            Resolution of Board of Directors of GE Capital Life Assurance Company of New York ("GE Capital Life")
                      authorizing the establishment of the GE Capital Life Separate Account II (the "Separate Account"). 1/
       (2)            Not Applicable
       (3)            Underwriting Agreement between GE Capital Life and Capital Brokerage Corporation 2/
     (3)(i)           Dealer Sales Agreement 2/
     (4)(i)           Form of Policy 2/
     (4)(ii)          Endorsements to Policy
       (a)            Guarantee Account Rider 1/
       (b)            Trust Endorsement 1/
       (c)            Pension Endorsement 2/
       (d)            Individual Retirement Annuity Endorsement 2/
       (e)            403(b) Annuity Endorsement 2/
       (5)            Form of Application 2/
     (6)(i)           Certificate of Incorporation of GE Capital Life 1/
     (6)(ii)          By-Laws of GE Capital Life 1/
       (7)            Not Applicable
     (8)(i)           Form of Participation Agreement regarding Alger American Fund
     (8)(ii)          Form of Participation Agreement regarding Federated Insurance Series
     (8)(iii)         Form of Participation Agreement regarding GE Investments Funds, Inc.
     (8)(iv)          Form of Participation Agreement regarding Janus Aspen Series
     (8)(v)           Form of Participation Agreement regarding Oppenheimer Variable Account Funds
     (8)(vi)          Form of Participation Agreement regarding PBHG Insurance Series Fund
     (8)(vii)         Form of Participation Agreement regarding Variable Insurance Products Fund VIPF
     (8)(viii)        Form of Participation Agreement regarding Variable Insurance Products Fund II VIPF II
     (8)(ix))         Form of Participation Agreement regarding Variable Insurance Products Fund III VIPF III
     (8)(x)           Form of Participation Agreement regarding Goldman Sachs Variable Insurance Trust
       (9)            Opinion and Consent of Counsel
    (10)(i)           Consent of Sutherland, Asbill & Brennan LLP
    (10)(ii)          Consent of Independent Auditors
    (11)              Not Applicable
    (12)              Not Applicable
    (13)              Not Applicable
    (14)              Power of Attorney 1/

---------
1/ Incorporated herein by reference to initial filing of the registration statement on Form N-4 File No. 333-39955, filed with the Securities and Exchange Commission on September 10, 1997.

2/ Incorporated herein

              Item 25. Directors and Officers of GE Capital Life



         Name                         Address                  Positions and Offices with Depositor
----------------------   ---------------------------------   ----------------------------------------
  Barry J. Grossman      American Mayflower                  President and Chief Executive Officer
                         2 Penn Plaza
                         New York, NY 10121
  Marshall S. Belkin     345 Kear Street                     Director
                         Yorktown Heights, NY 10598
  Donald W. Britton      First Colony Life                   Director
                         700 Main Street
                         Lynchburg, VA 24505
  Richard I. Byer        Clark & Pope, Inc.                  Director
                         317 Madison Avenue
                         New York, NY 10017
  Ronald V. Dolan        First Colony Life                   Chairman of the Board
                         700 Main Street
                         Lynchburg, VA 24505
  Bernard M. Eiber       55 Northern Blvd.                   Director
                         Room 302
                         Great Neck, NY 11021
  Jerry S. Handler       Handro Properties                   Director
                         151 West 40th St.
                         New York, NY 10018
  Stephen P. Joyce       GE Financial Assurance              Director
                         777 Long Ridge Rd., Bldg. "B"
                         Stamford, CT 06927
  Ray M. Perisho         Union Fidelity Life                 Director
                         4850 Street Rd.
                         Trevose, PA 19049
  Leon E. Roday          GE Financial Assurance              Senior Vice President & General Counsel
                         6604 West Broad St.
                         Richmond, VA 23230
  Ididore Sapir          Granit Apartments at the Granit     Director
                         Apt. 756, P.O. Box 657
                         Kernonkson, NY 12446
  Thomas A. Skiff        GE Financial Assurance              Director
                         1650 Los Gamos DR.
                         San Rafael, CA 94903
  Steven A. Smith        First Colony Life                   Director
                         700 Main Street
                         Lynchburg, VA 24505
  George T. Stewart      First Colony Life                   Director
                         700 Main Street
                         Lynchburg, VA 24505
  Geoffrey S. Stiff      First Colony Life                   Director
                         700 Main Street
                         Lynchburg, VA 24505
  Gerald A. Kaufman      33 Walt Whitman Rd., Suite 233      Director
                         Huntrington Station, NY 11746


        Name                    Address            Positions and Offices with Depositor
--------------------   ------------------------   -------------------------------------
  Thomas W. Casey      GE Financial Assurance     Vice President and Chief Financial
                                                  Officer
                       6604 W. Broad St.
                       Richmond, VA23230
  Stephen N. DeVos     GE Financial Assurance     Vice President and Controller
                       6604 W. Broad St.
                       Richmond, VA 23230

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant

     The following chart identifies the persons controlled by or under common control with the Depositor or the Registrant.







                       [Organizational Chart goes here]







Item 27. Number of Policyowners

     Not applicable


Item 28. Indemnification

     The Bylaws of GE Capital Life provides that:

     (a) See Exhibit (6)(ii) -- Article VIII

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the depositor of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29. Principal Underwriters

     (a) Capital Brokerage Corporation is the principal underwriter of the Policies as defined in the Investment Company Act of 1940.

                                      (b)




           Name                           Address                   Positions and Offices with Depositor
-------------------------   ----------------------------------   -----------------------------------------
 Scott A. Curtis            GE Financial Assurance               President and Chief Executive Officer
                            6610 W. Broad St.
                            Richmond, VA 23230
 Stephen P. Joyce           GE Financial Assurance               Senior Vice President
                            777 Long Ridge Rd., Bldg. "B"
                            Stamford, CT 06927
 Charles A. Kaminski        GE Financial Assurance               Senior Vice President
                            601 Union St., Ste. 5600
                            Seattle, WA 98101
 Victor C. Moses            GE Financial Assurance               Senior Vice President
                            601 Union St., Ste. 5600
                            Seattle, WA 98101
 Geoffrey S. Stiff          First Colony Life                    Senior Vice President
                            700 Main St.
                            Lynchburg, VA 23219
 Mary Catherine Yeagley     GE Financial Assurance               Senior Vice President
                            601 Union St., Ste. 5600
                            Seattle, WA 98101
 Jeffrey I. Hugunin         GE Financial Assurance               Treasurer
                            6604 W. Broad St.
                            Richmond, VA 23230
 John W. Attey              GE Financial Assurance               Vice President, Counsel & Assistant
                            7125 W. Jefferson Ave., Ste. 200     Secretary
                            Lakewood, CO 80235
 Thomas W. Casey            GE Financial Assurance               Vice President & Chief Financial Officer
                            6604 W. Broad St.
                            Richmond, VA 23230
 Stephen N. DeVos           GE Financial Assurance               Vice President & Controller
                            6604 W. Broad St.
                            Richmond, VA 23230
 Scott A. Reeks             GE Financial Assurance               Vice President & Assistant Treasurer
                            6610 W. Broad St.
                            Richmond, VA 23230
 Edward J. Wiles, Jr.       GE Financial Assurance               Vice President, Counsel & Secretary
                            777 Long Ridge Rd., Bldg. "B"
                            Stamford, CT 06927

Item 30. Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by GE Capital Life at its executive offices.


Item 31. Management Services

     All management Policies are discussed in Part A or Part B of this Registration Statement.


Item 32. Undertakings

     (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Policies may be accepted.

     (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to GE Capital Life at the address or phone number listed in the Prospectus.


SECTION 403(b) REPRESENTATIONS

     GE Capital Life represents that in connection with its offering of Policies as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through
(4) of that letter will be complied with.


SECTION 26(e)(2)(A) REPRESENTATION

     GE Capital Life hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GE Capital Life.